1933 Act File No. _________
                                                     1940 Act File No. 811-21193

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

           [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       [ ] Pre-Effective Amendment No.
                       [ ] Post-Effective Amendment No.
                                       and

      [ X ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              [ X ] Amendment No. 4

             First American Minnesota Municipal Income Fund II, Inc. (Exact Name of Registrant as Specified in Articles of Incorporation)

                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
                    (Address of Principal Executive Offices)

                                 (612) 303-1606
              (Registrant's Telephone Number, including Area Code)

                             Christopher O. Petersen
                               U.S. Bancorp Center
                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

    Arthur C. Delibert                                Andrew H. Shaw
    Kirkpatrick & Lockhart LLP                        Sidley Austin Brown & Wood
    1800 Massachusetts Avenue, N.W.                   Bank One Plaza
    Suite 200                                         10 S. Dearborn Street
    Washington, D.C.  20036-1221                      Chicago, Illinois 60603


Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

                           ---------------------------

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

It is proposed that this filing will become effective (check appropriate box)

     [ ]  when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------
Title of         Amount Being    Proposed        Proposed        Amount of
Securities       Registered      Maximum         Maximum         Registration
Being Registered                 Offering Price  Aggregate       Fee (2)
                                 Per Unit(1)     Offering
                                                 Price(1)
--------------------------------------------------------------------------------
Preferred Shares,    80          $25,000         $2,000,000       $184.00
$.01 par value
--------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.

(2) Fee offset from pre-effective amendment number 2 to the Fund's common share registration statement (File No. 333-98937), filed on October 3, 2002.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THIS INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                  Subject to completion, dated January __, 2003

____________ Shares

FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

Auction Preferred Shares                           [FIRST AMER LOGO]

$25,000 per share

--------------------------------------------------------------------------------

o First American Minnesota Municipal Income Fund II, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company. The Fund's investment objective is to provide current income that is exempt from both regular federal income tax and regular Minnesota personal income tax. The Fund cannot assure you that it will achieve its investment objective.

o All of the Fund's municipal bond investments will be investment grade quality at the time of purchase.

o The Fund is recently organized and has been operational only since November 4, 2002.

o Please read this prospectus before investing, and keep it for future reference. It contains important information about the Fund.

o More information about the Fund is contained in the Statement of Additional Information dated _______, 2003 (the "SAI"), which is available free of charge by calling 1-800-677-3863 or by writing to the Fund at 800 Nicollet Mall, Minneapolis, Minnesota 55402. You may also obtain a copy of the SAI, as well as other information about the Fund, from the Securities and Exchange Commission's web site (http://www.sec.gov).

o The Fund has filed its SAI with the Securities and Exchange Commission and is incorporating it by reference into this prospectus. The SAI's table of contents appears on page __ of this prospectus.

THE INVESTMENT IN THE FUND'S PREFERRED SHARES ("PREFERRED SHARES") INVOLVES RISK. SEE "RISKS" BEGINNING ON PAGE __. THESE RISKS ARE SUMMARIZED IN "SUMMARY--RISK CONSIDERATIONS" BEGINNING ON PAGE __.

THESE SECURITIES ARE NOT SAVINGS ACCOUNTS OR OBLIGATIONS OF ANY BANK AND ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                Per          Total
                                                Share     -----------
                                                --------
                Price to public..............   $25,000   $
                Sales load...................   $   250   $
                Proceeds, before expenses, to   $         $
                the Fund(1)..................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                (1) Before offering expenses payable by the Fund, which are estimated to be $_______.

The underwriter is offering the Preferred Shares subject to various conditions. The underwriter reserves the right to withdraw, cancel or modify the offering in whole or in part. The underwriter expects to deliver the Preferred Shares in book-entry form, through the facilities of The Depository Trust Company, on or about _______, 2003.


                           U.S. BANCORP PIPER JAFFRAY

                The date of this prospectus is ___________, 2003.

The Fund is offering _______ Preferred Shares. The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. See "Description of Preferred Shares." Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary over successive dividend periods. The dividend rate for the initial dividend period will be ____%. The initial dividend period is from the date of issuance through __________, 2003. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at auction. These auctions will usually be held every seven days.

Each prospective purchaser should review carefully the detailed information regarding the auction procedures which appears in this prospectus and the Fund's Statement of Additional Information and should note that (i) an order placed at an auction constitutes an irrevocable commitment to hold, purchase or sell Preferred Shares based upon the results of the related auction, (ii) settlement for purchases and sales will be on the business day following the auction and
(iii) ownership of Preferred Shares will be maintained in book-entry form by or through The Depository Trust Company or any successor securities depository. The Preferred Shares are redeemable in whole or in part, at the option of the Fund, on the second business day prior to any date dividends are paid on the Preferred Shares, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated and unpaid dividends to the date of redemption, plus a premium in certain circumstances. See "Description of Preferred Shares--Redemption."

After the initial rate period described in this prospectus, investors may buy or sell Preferred Shares through an order placed at the auction with or through certain broker-dealers that have entered into an agreement with auction agent (the "Auction Agent") of the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this secondary market and may not provide you with liquidity.

The Preferred Shares will be senior to the Fund's outstanding common shares. The Preferred Shares are not listed on an exchange. The common shares are traded on the American Stock Exchange under the symbol MXN. The closing of this offering is conditional upon the Preferred Shares carrying a credit rating, at the time of closing, of AAA from Standard & Poor's ("S&P") and of Aaa from Moody's Investors Service, Inc. ("Moody's").

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----

       Summary......................................................    1
       Financial Highlights
       The Fund.....................................................   10
       Use of Proceeds..............................................   10
       Capitalization
       Portfolio Composition
       The Fund's Investments.......................................   10
       Risks........................................................   18
       How the Fund Manages Risk....................................   23
       Management of the Fund.......................................   25
       Description of Preferred Shares..............................   28
       The Auction
       Description of Common Shares
       Repurchase of Common Shares; Conversion to Open-End Fund.....   31
       Tax Matters..................................................   32
       Underwriting.................................................   35
       Custodian and Transfer Agent.................................   36
       Legal Matters................................................   36
       Table of Contents for the Statement of Additional
         Information................................................   37

--------------------------------------------------------------------------------

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriter has not, authorized any other person to provide you with different information. This prospectus is not an offer to sell, nor is it seeking an offer to buy, these securities in any state where the offer or sale is not permitted.

                                     SUMMARY

THE ITEMS IN THE FOLLOWING SUMMARY ARE DESCRIBED IN MORE DETAIL LATER IN THIS PROSPECTUS. THIS SUMMARY PROVIDES AN OVERVIEW OF SELECTED INFORMATION AND DOES NOT CONTAIN ALL THE INFORMATION YOU SHOULD CONSIDER. THEREFORE, YOU SHOULD ALSO READ THE MORE DETAILED INFORMATION SET OUT IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION AND THE STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF PREFERRED SHARES ("STATEMENT OF PREFERENCES") INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.

THE FUND

First American Minnesota Municipal Income Fund II, Inc. is a recently organized, non-diversified closed-end management investment company. Throughout this prospectus, First American Minnesota Municipal Income Fund II, Inc. is referred to simply as the "Fund." The Fund is designed to provide tax advantages to investors who are residents of Minnesota.

The Fund commenced operations on November 4, 2002 upon the closing of an initial public offering of its common shares, par value $.01 per share ("common shares"). The common shares of the Fund are traded on the American Stock Exchange ("AMEX") under the symbol MXN.

THE OFFERING

The Fund is offering ______ Preferred Shares, par value $.01 per share, at $25,000 per share, through U.S. Bancorp Piper Jaffray Inc. (the "underwriter"). The preferred shares offered hereby are called "Preferred Shares" in the rest of this prospectus. Issuance of the Preferred Shares represents leverage financing of the Fund.

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide current income that is exempt from both regular federal income tax and regular Minnesota personal income tax. The Fund cannot assure you that it will achieve its investment objective.

INVESTMENT POLICIES

Under normal conditions, the Fund will invest at least 80% of its assets (defined, for this purpose, to mean the Fund's net assets plus the amount of any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal income tax and regular Minnesota personal income tax. All of the Fund's municipal bond investments will be investment grade quality at the time of purchase. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or better) by Moody's, S&P or Fitch Ratings ("Fitch"), equivalently rated by another nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Advisor (as defined below).

The Fund will invest primarily in municipal bonds with long-term maturities in order to maintain a dollar weighted average maturity of 15 to 30 years. However, the dollar weighted average maturity of obligations held by the Fund may be shortened depending on market conditions.

The Fund may at times use various investment strategies designed to hedge its portfolio against changes in interest rates and reduce volatility. These hedging strategies consist of futures contracts, options on futures contracts, options, and interest rate swaps, caps and floors. Although it does not currently intend to do so, the Fund may also use some of these strategies to enhance income. The Fund's use of these instruments involves additional risk. For example, the Fund may try to limit its risk of loss from a decline in the price of a portfolio security by purchasing a put option on that security. However, the Fund must pay for the option, and the price of the security may not in fact decline. The additional risks presented by hedging strategies are discussed in more detail under "The Fund's Investments--Hedging Strategies." In large part, the success of the Fund's hedging activities depends on the Advisor's ability to forecast movements in securities prices and interest rates. The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work. Successful implementation of most hedging strategies would generate taxable income. The Fund will take this factor into consideration in determining whether to implement any particular hedging strategy.

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc. is the Fund's investment advisor. Throughout the prospectus, we will refer to U.S. Bancorp Asset Management, Inc. as "U.S. Bancorp Asset Management" or the "Advisor." U.S. Bancorp Asset Management is a wholly-owned subsidiary of U.S. Bank National Association ("U.S. Bank"), which is in turn owned by U.S. Bancorp. As of December 31, 2002, U.S. Bancorp Asset Management and its affiliates had more than $___ billion in assets under management, including investment company assets of more than $__ billion. The Advisor currently manages __ open-end funds, including __ municipal bond funds, and ten closed-end funds, including five municipal bond funds.

Under its investment advisory and management agreement with the Fund, U.S. Bancorp Asset Management is entitled to receive an advisory fee at an annualized rate of 0.40% of the Fund's average weekly net assets, including assets attributable to any Preferred Shares that may be outstanding. The Advisor has contractually agreed to limit its fee to an annualized rate of 0.35% of average weekly net assets through October 31, 2007 (roughly the first five years of operations). The Advisor may continue to limit its fee after that time but is not contractually obligated to do so.

FUND ADMINISTRATION

U.S. Bancorp Asset Management also acts as the administrator for the Fund. Under an administration agreement with the Fund, U.S. Bancorp Asset Management provides, or compensates others to provide, various oversight and legal services, accounting services and shareholder services to the Fund. For these services, the Fund pays U.S. Bancorp Asset Management an administration fee at an annualized rate of 0.20% of the Fund's average weekly net assets, including assets attributable to any Preferred Shares that may be outstanding.

TRADING MARKET

The Preferred Shares will not be listed on an exchange. Instead, after the completion of this offering, you may place orders to buy or sell Preferred Shares at an auction that normally is held periodically at the end of the preceding rate period by submitting the orders to a broker-dealer (a "Broker-Dealer") that has entered into an agreement with the Auction Agent, or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but, if they do so, they may discontinue this activity at any time. There is no assurance that a secondary market will exist or, if one does exist, that it will provide holders of the Preferred Shares with liquidity. You may transfer Preferred Shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

The table below shows the first auction date for the Preferred Shares and the day on which each subsequent auction will normally be held for the Preferred Shares. The first auction date for Preferred Shares will be the business day before the dividend payment date for the initial rate period for the Preferred Shares. The start date for subsequent rate periods normally will be the business day following the auction date unless the then-current rate period is a special rate period, or unless the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.



---------------------------------- -------------------------------
First Auction Date                 Subsequent Auction
---------------------------------- -------------------------------
                    , 2003
---------------------------------- -------------------------------

DIVIDENDS AND RATE PERIODS

Dividends on Preferred Shares will be cumulative from the date the shares are first issued and will be paid only out of legally available funds.

The table below shows the dividend rate for the initial rate period of the Preferred Shares offered in this prospectus. For the subsequent rate periods, the Preferred Shares will pay dividends based on a rate set at auctions, normally held weekly, except in the case of special rate periods. In most instances dividends are also paid weekly, on the business day following the end of the rate period, except in the case of special rate periods. The rate set at auction will not exceed a maximum rate which is determined in accordance with procedures described in the Statement of Preferences.

The table below also shows the date from which dividends on the Preferred Shares will accumulate at the initial rate, the dividend payment date for the initial rate period and the day of the week on which dividends will normally be paid. If dividends are payable on a day that is not a business day, then your dividends will be paid on the first business day that falls after that day.

Finally, the table below shows the number of days in the initial rate period for Preferred Shares. Subsequent rate periods may be as short as seven days but may be longer in the case of a special rate period.

----------------------- ----------------------- ------------------------ ------------------- ---------------------
                        Date from which         Dividend Payment Date    Subsequent          Number of Days of
Initial Dividend Rate   Dividends will          for Initial Rate Period  Dividend Payment    Initial Rate Period
                        Accumulate at Initial                            Day
                        Rate
----------------------- ----------------------- ------------------------ ------------------- ---------------------
          %             ______, 2003            ______, 2003
----------------------- ----------------------- ------------------------ ------------------- ---------------------

The Fund may, subject to certain conditions, designate special rate periods of more than seven days. The dividend payment dates for special rate periods will be set out in the notice designating a special rate period.

The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full.

SPECIAL TAX CONSIDERATIONS

Under normal circumstances the Fund will invest substantially all of its assets in municipal bonds that pay interest that is exempt from federal income tax and regular Minnesota personal income tax and the dividends paid on Preferred Shares and common shares attributable to that interest will be similarly exempt. However the Fund may invest without limitation in municipal bonds on which all or a portion of the interest paid is an item of tax preference ("Tax Preference Item") for purposes of the federal and Minnesota alternative minimum taxes ("AMT"), with the result that all or a portion of the dividends paid to Fund shareholders also would be such a Tax Preference Item. Preferred Shares thus may not be a suitable investment if you are subject to federal or Minnesota AMT or would become subject thereto by investing in Preferred Shares. The Fund also may realize net long- or short-term capital gains on the sale or exchange of its securities, which would be taxable to its shareholders when distributed to them. Taxable income or gain earned or realized by the Fund will be allocated proportionately between preferred shareholders and common shareholders, based on the percentage of total dividends and capital gain distributions, respectively, paid to each class for that year. Accordingly, certain distributions on the Preferred Shares may be subject to federal income tax and regular Minnesota personal income tax. The Fund intends to notify holders of Preferred Shares, before any auction for a rate period of 28 days or less, of the amount of any income and gain taxable for federal income tax purposes expected by the Fund to be paid as dividends on Preferred Shares for the period. See "Tax Matters."

PREFERRED SHARES RATINGS

The Fund will issue Preferred Shares only if the shares receive a credit quality rating of Aaa from Moody's and AAA from S&P. These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the rating does not comment as to market price or suitability for a particular investor. The ratings also do not address the likelihood that an owner of Preferred Shares will be able to sell those shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn in the rating agencies' discretion as a result of changes in, or the unavailability of, this information. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage."

ASSET MAINTENANCE

Under the Fund's Statement of Preferences for the Preferred Shares, which establishes and fixes the rights and preferences of the Preferred Shares, the Fund must maintain:

o asset coverage of the Preferred Shares as required by the rating agency or agencies rating the Preferred Shares, and

o asset coverage of at least 200% with respect to senior securities that are stock, including the Preferred Shares.

In the event that the Fund does not maintain these coverage tests or cure any deficiencies in the time allowed, some or all of the Preferred Shares will be subject to mandatory redemption. See "Description of Preferred
Shares--Redemption--Mandatory Redemption."

Based on the composition of the Fund's portfolio as of December 31, 2002, the asset coverage of the Preferred Shares as measured pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") would be approximately ___% if the Fund were to issue all of the Preferred Shares offered in this prospectus, representing approximately 38% of the Fund's net assets following their issuance.

REDEMPTION

Although the Fund will not ordinarily redeem Preferred Shares, it may be required to redeem Preferred Shares if, for example, the Fund does not meet an asset coverage ratio required by law or required by the Statement of Preferences or in order to correct a failure to meet a rating agency guideline in a timely manner. See "Description of Preferred Shares--Redemption--Mandatory Redemption." The Fund voluntarily may redeem Preferred Shares in certain circumstances. See "Description of Preferred Shares--Redemption--Optional Redemption."

LIQUIDATION PREFERENCE

The liquidation preference of the Preferred Shares is $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared by the Fund, but excluding interest thereon). See "Description of Preferred Shares--Liquidation."

VOTING RIGHTS

The 1940 Act requires that the holders of the Preferred Shares and any other preferred shares of the Fund, voting as a separate class, have the right to elect at least two directors of the Fund at all times and to elect a majority of the directors at any time when two years' dividends on the Preferred Shares or any other preferred shares of the Fund are unpaid.

As required under the Fund's Articles of Incorporation (which, as hereafter amended, restated or supplemented from time to time are, together with the Statement of Preferences, referred to as the "Articles") and the 1940 Act, certain other matters must be approved by a vote of all shareholders of all classes voting together and certain matters must be approved by a vote of the holders of the Preferred Shares and any other preferred shareholders of the Fund voting as a separate class. Each common share, each Preferred Share, and each share of any other series of preferred shares of the Fund is entitled to one vote per share. See "Description of Preferred Shares--Voting Rights" and "Anti-Takeover and Other Provisions in the Articles of Incorporation."

ANTI-TAKEOVER PROVISIONS

Some provisions in the Fund's Articles and Bylaws and in the Minnesota Business Corporation Act could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. If the Fund were converted to open-end status, the Fund would have to redeem the Preferred Shares.

RISK CONSIDERATIONS

Risks of investing in the Preferred Shares include:


AUCTION RISK. Holders of Preferred Shares may not be able to sell Preferred Shares at an auction if the auction fails -- that is, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares. As a result, your investment in Preferred Shares may be illiquid. Neither the Broker-Dealers nor the Fund are obligated to purchase Preferred Shares in an auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed auction.

SECONDARY MARKET RISK. Broker-dealers that may maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem Preferred Shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. If you sell your Preferred Shares to a Broker-Dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special rate period.

RATINGS AND ASSET COVERAGE RISK. A rating agency could downgrade the Preferred Shares, which may make the Preferred Shares less liquid at an auction or in the secondary market, (although the downgrade may result in higher dividend rates). If a rating agency downgrades the Preferred Shares, the Fund may alter its portfolio or redeem the Preferred Shares, if appropriate to address rating agency concerns. The Fund will not be permitted to declare dividends or other distributions with respect to the Preferred Shares or redeem the Preferred Shares unless the Fund meets certain asset coverage requirements. The value of the Fund's investment portfolio may decline, reducing the asset coverage for the Preferred Shares. If this occurs, the Fund may be forced to redeem Preferred Shares to meet regulatory requirements or may voluntarily redeem Preferred Shares in certain circumstances.


GENERAL RISKS OF INVESTING IN THE FUND

In addition to the risks described above, certain general risks of investing in the Fund may under certain circumstances limit the Fund's ability to pay dividends and meet its asset coverage requirements on the Preferred Shares. These risks include:

LIMITED OPERATING HISTORY. The Fund is a recently organized, non-diversified, closed-end management investment company that has been operational only since November 4, 2002.

LEVERAGE RISK. The Fund uses financial leverage for investment purposes by issuing Preferred Shares. It is currently anticipated that, taking into account the Preferred Shares being offered in this prospectus, the amount of leverage will represent approximately 38% of the Fund's net assets immediately following this offering.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These risks include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and to meet its asset coverage requirements on the Preferred Shares would be reduced. There can be no assurance that the Fund's leveraging strategies involving Preferred Shares will be successful. While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future. As long as the Preferred Shares are outstanding, the Fund does not intend to utilize other forms of leverage.

Because the fee paid to the Advisor will be calculated on the basis of the Fund's net assets attributable to both the common shares and the Preferred Shares, the fee will be higher when leverage is utilized, giving the Advisor an incentive to favor the use of leverage.

INTEREST RATE RISK. Generally, when market interest rates fall, bond prices rise, and vice versa. Interest rate risk is the risk that the municipal bonds in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds fluctuate more than prices of shorter-term bonds as interest rates change. Because the Fund will invest primarily in long-term bonds, the net asset value of the Fund's investment portfolio will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. If long-term interest rates rise, the value of the Fund's investment portfolio may decline, reducing asset coverage on the Preferred Shares.

CREDIT RISK. Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Any default by an issuer of a municipal bond could have a negative impact on the Fund's ability to pay dividends on the Preferred Shares and result in the redemption of some or all of the Preferred Shares.

CONCENTRATION RISK. The Fund's policy of investing primarily in municipal bonds of issuers located in Minnesota makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting those issuers. Largely as a result of adverse economic conditions in the nation generally, the Minnesota Department of Finance has projected a general fund deficit of $356 million for the current biennium ending June 30, 2003. The deficit is attributable primarily to projected revenue shortfalls. Total General Fund expenditures and transfers for the biennium were projected to be $27.1 billion. The projected deficit did not take into account a projected $24 million budget reserve. Use of the budget reserve is not triggered automatically when a deficit is forecast. Minnesota's Constitution prohibits borrowing for operating purposes beyond the end of a biennium. Accordingly, it is projected that the State will have to raise revenues, reduce spending and other transfers, transfer funds from other accounts, defer certain expenditures and transfers, or adopt a combination of the foregoing changes before June 30, 2003. Furthermore, the Department's Forecast also projects a deficit of $4.56 billion for the biennium ending June 30, 2005, under current laws and without any allowance for inflation, after establishment of a projected $79 million budget reserve and a projected $31 million education reserve.

MUNICIPAL BOND MARKET RISK. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Advisor than would a stock fund or taxable bond fund. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of these obligations, or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of a municipal issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on these securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of these assets may not be tax-exempt.

HEDGING RISK. The Fund may at times use various investment strategies designed to hedge its portfolio against changes in interest rates and reduce volatility. These hedging strategies include investing in instruments such as futures contracts, options on futures contracts, options, and interest rate swaps, caps and floors. The successful use of these hedging instruments depends upon the Advisor's ability to forecast price and interest rate movements correctly. If the Advisor is incorrect in its forecast, the Fund might be in a worse position than if it had not entered into a particular hedging transaction at all. Hedging transactions involve other risks, including the risk that changes in the value of a hedging instrument may not correlate perfectly with relevant underlying assets, rates or indexes. Successful implementation of most hedging strategies would generate taxable income.

LIQUIDITY RISK. The Fund may invest without limit in securities which are illiquid at the time of investment. A security is illiquid if it cannot be sold within seven days at a price which approximates fair value. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. The Fund may not be able to dispose of illiquid securities at a favorable price or at a time that the Advisor believes would be beneficial.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

NON-DIVERSIFICATION. Because the Fund is classified as non-diversified under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence. Even as a non-diversified fund, the Fund must still meet the diversification requirements of applicable federal income tax law.

REINVESTMENT RISK. Reinvestment risk is the risk that income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's ability to make dividend payments on the Preferred Shares.

TRADING RESTRICTIONS RISK. The Advisor and U.S. Bancorp Piper Jaffray Inc. are owned and controlled by U.S. Bancorp. Because of the affiliation of U.S. Bancorp Piper Jaffray with the Advisor, the Fund is prohibited from engaging in principal transactions involving U.S. Bancorp Piper Jaffray except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. For instance, the Fund generally will not be able to make purchases from or sales to U.S. Bancorp Piper Jaffray of securities in transactions in which U.S. Bancorp Piper Jaffray acts as principal. The Fund will invest in securities traded in the over-the-counter markets, which usually involve transactions with dealers acting as principals for their own accounts. The fact that the Fund may not deal with U.S. Bancorp Piper Jaffray in connection with these principal transactions could adversely affect the ability of the Fund to acquire municipal bonds in desired quantities at the most favorable prices since U.S. Bancorp Piper Jaffray is a significant dealer in the types of municipal bonds in which the Fund will invest. U.S. Bancorp Piper Jaffray and the Advisor have received an exemptive order that will allow the Fund, subject to various restrictions, to purchase Minnesota municipal bonds directly from U.S. Bancorp Piper Jaffray when it acts as sole underwriter or a syndicate member in the underwriting of these securities. The order does not apply, however, to secondary market purchases and sales of municipal bonds.

POTENTIAL FINANCIAL MARKET DISRUPTION. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Preferred Shares.

                        FINANCIAL HIGHLIGHTS (Unaudited)

Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on November 4, 2002 through December 31, 2002. Because the Fund was recently organized and commenced investment operations on November 4, 2002, the table covers less than two months of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in municipal securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

The following table includes selected data for a common share outstanding throughout the period and other performance information derived from the Fund's Unaudited Financial Information, included in the Statement of Additional Information dated _____, 2003. It should be read in conjunction with the Unaudited Financial Information and notes thereto.

                                                                  For the Period
                                                                    November 4,
                                                                 2002(1) through
                                                                    December 31,
                                                                        2002
                                                                    (Unaudited)
                                                                    -----------
Per Share Operating Performance:

Net asset value, beginning of period..............................

Net investment income(2)..........................................

Net realized and unrealized loss on investment transactions.......

Offering costs ...................................................

Distributions from Net Investment Income..........................
                                                                          ------
Net asset value, end of period....................................
                                                                          ======
Market value, end of period.......................................

Total investment return based on:(3)..............................

Market value......................................................

Net asset value ..................................................

Ratios/Supplemental Data:

Net assets, end of period (000's omitted).........................

Ratio of expenses to average net assets before fee waiver.........

Ratio of net investment income to average net assets before fee waiver............................................................

Ratio of expenses to average net assets net of fee waiver.........

Ratio of net investment income to average net assets net of fee waiver............................................................

Portfolio turnover rate (%).......................................

(1) Commencement of operations. Net asset value immediately after closing of the public offering of common shares was $_____.
(2) Net of fees waived by the Advisor.
(3) Total investment return on net asset value is calculated assuming a purchase of common shares on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on market value will be lower in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares. Financial statements included in the Fund's annual reports will be audited.

                                    THE FUND

The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Minnesota corporation on August 26, 2002. The Fund issued an aggregate of 1,350,000 common shares, par value $.01 per share, pursuant to the initial public offering thereof and commenced operations on November 4, 2002. On November 21, 2002, the Fund issued 115, 839 additional common shares in connection with an exercise by the underwriters of an over-allotment option. The Fund's common shares are traded on the AMEX under the symbol MXN. The Fund's principal office is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402, and its telephone number is 1-800-677-3863. The Fund is designed to provide tax advantages to investors who are Minnesota residents.

The Fund has been organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies, commonly referred to as mutual funds, in that closed-end investment companies do not generally make a continuous offering of their shares and do not redeem their securities at the option of the shareholder, whereas open-end investment companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, common shares of closed-end investment companies frequently trade at a discount to net asset value. They may also, at times, trade at a premium to net asset value.

The following provides information about the Fund's outstanding shares as of December 31, 2002:

--------------------------------------------------------------------------------
                                     Amount Held By the
Title of Class   Amount Authorized   Fund for its Account    Amount Outstanding
--------------------------------------------------------------------------------
Common           10,000,000          0
--------------------------------------------------------------------------------
Preferred        1,000,000(1)        0                       0
--------------------------------------------------------------------------------
---------
(1) The Fund's Board of Directors (the "Board of Directors") may classify or reclassify any unissued preferred shares from time to time without a shareholder vote into one or more series by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares.

                                 USE OF PROCEEDS

The net proceeds of the offering of Preferred Shares will be approximately $___ million after payment of sales load and estimated offering expenses. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund currently anticipates that it will be able to invest substantially all of the net proceeds in investments that meet its investment objective and policies within approximately three months after the completion of the offering, depending on market conditions and the availability of appropriate securities. Pending such investment, the Fund anticipates that the proceeds of the offering will be primarily invested in high-quality short-term tax-exempt money market securities or in high-quality municipal bonds with relatively low volatility, such as pre-refunded and intermediate term securities, although the Fund may invest in short-term taxable investments to the extent that suitable tax-exempt investments are not available.

                                 CAPITALIZATION

The following table sets forth the unaudited capitalization of the Fund as of December 31, 2002, and as adjusted to give effect to the issuance of the Preferred Shares offered in this prospectus.

                                                Actual (Unaudited)   As Adjusted

Composition of net assets:
Preferred shares, $.01 par value per share, 1,000,000 shares authorized (no shares issued, and ____ shares issued as adjusted, $25,000 per share liquidation preference)
Common shares, $.01 par value per share;
10,000,000 shares authorized, ______ shares outstanding and _______ shares outstanding as adjusted(1)
Additional paid-in capital(2)
Undistributed net investment income
Accumulated net realized gain (loss) on
investment transactions
Net unrealized appreciation on investments
Net assets

(1) None of these outstanding shares are held by or for the account of the Fund.

(2) As adjusted additional paid-in capital reflects the proceeds from the issuance of _______ common shares (________), less the common shares at $.01 par value (_____) and the offering costs of $.03 per common share ($______), as well as reduction for the sales load and estimated offering costs of the Preferred Shares issuance ($_______).

As used in this prospectus, unless otherwise noted, the Fund's net assets include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of such shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of its outstanding Preferred Shares from net assets so long as the Preferred Shares have redemption features that are not solely within the control of the Fund.

                              PORTFOLIO COMPOSITION

As of December 31, 2002, ____% of the market value of the Fund's portfolio was invested in long-term municipal obligations and ____% in short-term municipal obligations. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of December 31, 2002. This information reflects the composition of the Fund's assets as of December 31, 2002 and is not representative of the Fund as of the date of this prospectus or at any time in the future.


S&P(1)        MOODY'S(1)        FITCH(1)     NUMBER OF ISSUES    VALUE   PERCENT
AAA           Aaa               AAA
AA            Aa                AA
A             A                 A
BBB           Baa1              BBB
BB            Ba1               BB
B             B                 B
NR(2)         NR(2)             NR(2)
VMIG1         A(2)
Cash
Total

(1) Ratings: Using the highest of S&P's, Moody's or Fitch's ratings on the Fund's municipal obligations. S&P and Fitch rating categories may be modified further by a plus (+) or minus (-) in AA, A, and BBB ratings. Moody's rating categories may be modified further by a 1, 2, or 3 in Aa, A, and Baa ratings.

(2) Securities that are not rated by S&P, Moody's or Fitch. The Advisor determines that these securities are comparable to securities of a particular rating. This determination is based on the Advisor's own internal evaluation and does not necessarily reflect how such securities would be rated by S&P, Moody's or Fitch if they were to rate the securities.


                             THE FUND'S INVESTMENTS


INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income that is exempt from both regular federal income tax and regular Minnesota personal income tax. No assurance can be given that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its assets (defined, for this purpose, to mean the Fund's net assets plus the amount of any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal income tax and regular Minnesota personal income tax. The Fund may invest without limit in municipal bonds that pay interest that is subject to federal and Minnesota alternative minimum tax. Investors who are subject to alternative minimum tax or would become subject to alternative minimum tax by investing in Preferred Shares should consult with their tax advisors before purchasing Preferred Shares. Special federal alternative minimum tax rules apply to corporate holders of Preferred Shares. In addition, any capital gain dividends will be subject to federal income taxes. See "Tax Matters."

All of the Fund's municipal bond investments will be investment grade quality at the time of purchase. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or higher) by Moody's, S&P or Fitch, equivalently rated by another nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Advisor. Municipal bonds in the lowest investment grade category may be considered to possess some speculative characteristics. These credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or the Advisor subsequently downgrades its assessment of the credit characteristics of that security. In determining whether to retain or sell a downgraded security, the Advisor may consider factors which include the Advisor's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix B to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of municipal bonds. See "Risks--Concentration Risk" below for a general description of the economic and credit characteristics of municipal issues in Minnesota.

The Fund may also invest in common and preferred shares of other open-end or closed-end investment companies that invest primarily in obligations of the types in which the Fund may invest directly. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company's expenses in addition to the Fund's own expenses. See "--Other Investment Companies" and "--Tax-Exempt Preferred Shares" below.

The Fund may purchase municipal bonds that are subject to credit enhancements, including insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces some financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. In assessing the quality of municipal bonds with respect to the foregoing, the Advisor will take into account insurance as well as the nature of any letters of credit or similar credit enhancements to which particular municipal bonds are entitled and the creditworthiness of the insurance company or the financial institution that provided the insurance or credit enhancements. Consequently, if, for example, municipal bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody's, the Advisor may consider these municipal bonds to be equivalent to AAA or Aaa rated securities, as the case may be, even though these municipal bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured municipal bonds must also comply with the standards applied by the insurance carriers in determining eligibility for insurance. Insurance generally will be obtained from insurers with a claims-paying ability rated A or higher by Moody's or S&P or comparably rated by another nationally recognized statistical rating organization. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

For temporary defensive purposes, the Fund may invest up to 100% of its net assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objective under these circumstances. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investments in taxable short-term investments would result in a portion of your dividends being subject to federal and Minnesota income taxes. For more information, see "Tax Matters" in this prospectus and the Statement of Additional Information.

The Fund's investment objective, its policy of investing at least 80% of its assets in municipal bonds that pay interest that is exempt from regular federal income tax and regular Minnesota personal income tax, and its investment restrictions set forth in the Statement of Additional Information under "Investment Limitations--Fundamental Investment Restrictions" are fundamental and, under the 1940 Act, cannot be changed without the approval of a majority of the outstanding voting shares of the Fund. A majority of the outstanding voting shares of the Fund (whether voting together as a single class or voting as a separate class) means (1) 67% or more of the voting shares present at a meeting, if the holders of more than 50% of the voting shares are present or represented by proxy, or (2) more than 50% of the voting shares, whichever is less. Subsequent to the issuance of Preferred Shares, the Fund's investment objective and fundamental policies may not be changed without the approval of a majority of the outstanding common shares and Preferred Shares voting together and a majority of the outstanding Preferred Shares voting separately by class. See "Description of Shares-- Preferred Shares--Voting Rights" below for additional information with respect to the voting rights of preferred shareholders. Unless stated otherwise, the Fund's investment policies are not fundamental and thus can be changed by the Board of Directors without a shareholder vote. Except with respect to the Fund's fundamental policy concerning borrowing, when an investment policy or restriction has a percentage limitation, that limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of those limitations.

MUNICIPAL BONDS

Municipal bonds are typically classified as either general obligation or revenue bonds and are typically issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations when the Advisor believes the issuer has a strong incentive to continue making appropriations until maturity. Municipal bonds may also include so-called "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of these bonds may become a moral commitment but not a legal obligation of the state or municipality in question.

The Fund may invest in municipal zero coupon bonds, which are debt obligations that do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches. Zero coupon bonds are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. In addition, because the Fund accrues income with respect to these securities prior to the receipt of any interest payments, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain the cash needed to distribute this income.

The municipal bonds in which the Fund will invest will generally be issued by the State of Minnesota, political subdivisions of the State, and authorities or other intermediaries of the State and these political subdivisions and pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by the Advisor to be reliable, is exempt from regular federal income tax and regular Minnesota personal income tax. At least 95% of the exempt-interest dividends paid by the Fund on an annual basis will be derived from these obligations. See "Tax Matters--Minnesota Tax Matters." The Fund may also invest in municipal bonds issued by United States Territories such as Puerto Rico or Guam that are exempt from regular federal income tax and regular Minnesota personal income tax. In addition to the types of municipal bonds described in this prospectus, the Fund may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular federal income tax and regular Minnesota personal income tax, regardless of the technical structure of the issuer of the instrument. The Fund treats all of these tax-exempt securities as municipal bonds. Federal tax legislation has limited and may continue to limit the types and volume of bonds the interest on which is excludable from income for federal income tax purposes. Any legislation of this type may affect the availability of municipal bonds for investment by the Fund.

The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

The Fund will invest primarily in municipal bonds with long-term maturities in order to maintain a dollar weighted average maturity of 15 to 30 years. However, the dollar weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

OTHER MUNICIPAL SECURITIES

The Fund may invest in municipal notes, although it does not currently intend to do so under normal market conditions. These notes, which may be either general obligation or revenue securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year.

Municipal notes in which the Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security at par to the issuer within one to seven days' notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when this lending rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most of these cases, long-term municipal bonds provide the money for the repayment of the notes.

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. These obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

HEDGING STRATEGIES

The Fund may at times invest in futures contracts, options on futures contracts, options, and interest rate swaps, caps and floors to hedge its portfolio against changes in interest rates and reduce volatility. These instruments are sometimes referred to as derivatives since they are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund's use of these instruments involves additional risks, some of which are discussed below. The successful use of these hedging instruments depends upon the Advisor's ability to forecast price and interest rate movements correctly. The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work. Successful implementation of most hedging strategies would generate taxable income. The Fund will take this factor into consideration in determining whether to implement any particular hedging strategy.

OPTIONS. The Fund may write or purchase call options and purchase put options on municipal bonds and on indices of debt securities. It may also sell put or call options it has previously purchased. All call options written by the Fund will be "covered." This means that the Fund will own the security underlying the call or will have an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in the amount of that consideration will have been segregated by the Fund's custodian). For a call option written on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the option. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written, or (b) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. There are no other limitations on the Fund's ability to write call options, purchase put and call options or sell previously purchased options.

A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security or index at the exercise price at any time or at a specified time during the option period. A call option written by the Fund exposes the Fund during the term of the option to possible loss of the opportunity to realize appreciation in the market price of the underlying security or index and may require the Fund to hold a security which it might otherwise have sold. The purchase of a call option gives the Fund the right to buy a security or index at a fixed price. Any benefit realized by the Fund upon exercise of the option will be reduced by the premium paid for the call option plus any transaction costs, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

By purchasing a put option, the Fund obtains the right to sell the underling security or index at a fixed price. If the price of the underlying instrument falls substantially, the Fund will realize a gain. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, or if the option expires unexercised, the Fund will suffer a loss. This loss will be limited to the amount of the premium paid plus related transaction costs.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may buy and sell futures contracts on municipal securities or U.S. Government securities and contracts based on interest rates or financial indices, including any index of municipal bonds or U.S. Government securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased, and futures contracts purchased or sold, by the Fund will be traded on U.S. exchanges and will be used for hedging purposes.

Utilization of futures instruments involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the securities being hedged. If the price of the financial futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities.

The Fund's use of futures and options on futures will be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC"). Under these regulations the Fund may enter into futures contracts and options thereon without limit for bona fide hedging purposes (as defined by CFTC regulations). The Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund's liquidation value; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Fund reserves the right to comply with any different standards established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS, AND FLOORS). The Fund may enter into interest rate swap, cap, or floor transactions for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest computed based on a contractually-based principal, or notional, amount. For example, the Fund may exchange its right to receive floating rate payments for another party's right to receive fixed rate payments. Interest rate swaps are entered into on a net basis; that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds, in the case of a cap, or falls below, in the case of a floor, a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

Interest rate transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. Therefore, there is no specific limit on the amount of interest rate swap transactions that may be entered into by the Fund. The aggregate purchase price of caps and floors held by the Fund at any particular time may not exceed 5% of the Fund's total assets. The Fund may write caps and floors without limitation, provided that it is required to segregate liquid assets in an amount equal to its obligations under the caps and floors.

OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its total assets in common and preferred shares of other open-end or closed-end investment companies that invest primarily in obligations of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares or Preferred Shares, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market or when the Advisor believes that share prices of other investment companies offer attractive values. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management and other fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. The Advisor will take these expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond instruments. In addition, the securities of other investment companies may be leveraged and subject to the same leverage risks described in this prospectus, thus effectively subjecting common shareholders to increased leverage. As discussed under the section entitled "Risks -- Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Advisor.

REPURCHASE AGREEMENTS

The Fund may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. These agreements permit the Fund to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. The Fund will require maintenance of collateral in an amount equal to, or in excess of, the sale price. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or dealers in U.S. Government securities.

In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities sold, and amounts earned under these agreements will not be considered tax-exempt interest.

LENDING OF PORTFOLIO SECURITIES

In order to increase income, the Fund may from time to time lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. In these loan arrangements, the Fund will receive collateral in the form of cash, cash equivalents or liquid securities equal at all times to at least 100% of the current market value of the loaned securities, including interest on the loaned securities. The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned securities. The Advisor may act as securities lending agent for the Fund and receive separate compensation for these services, subject to compliance with conditions contained in an exemptive order that the Advisor has received from the Securities and Exchange Commission. Amounts earned by the Fund in connection with securities lending will not be considered tax-exempt interest.

VARIABLE AND FLOATING RATE INSTRUMENTS

Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A variable interest rate adjusts at predetermined intervals, such as daily, weekly or monthly intervals, while a floating interest rate adjusts whenever a specified benchmark rate, such as the bank prime lending rate, changes.

The Fund may invest in variable rate demand notes, which are instruments whose interest rates change on a specific date, such as the coupon date or interest payment date, or whose interest rates vary with changes in a designated base rate, such as the prime interest rate. This type of instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks. There is, however, the possibility that because of default or insolvency, the demand feature on variable rate demand notes may not be honored.

The Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a period of time if short-term interest rates rise above a predetermined level or cap. The amount of an additional interest payment of this type typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase or sell municipal bonds on a when-issued or delayed delivery basis. When the Fund purchases municipal bonds on this basis, the price for the bonds is fixed on the trade date, but the Fund makes payment for or takes delivery of the bonds at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues to the Fund on the bonds prior to settlement and, because the bonds are subject to market fluctuations, the value of the bonds at delivery may be less than the Fund's purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the Fund's purchase commitment.

FUTURE DEVELOPMENTS

The Fund may, following at least 30 days' written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent these investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. These investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

                                      RISKS

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

RISKS OF INVESTING IN PREFERRED SHARES

AUCTION RISK. Holders of Preferred Shares may not be able to sell Preferred Shares at an auction if the auction fails -- that is, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares. Also, if a hold order is placed at an auction (an order to retain Preferred Shares) only at a specified rate, and that bid rate exceeds the rate set at the auction, the Preferred Shares will not be retained. Additionally, if you elect to buy or retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a rate below the current market rate, you may receive a lower rate of return on your Preferred Shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Preferred Shares, which could also affect the liquidity of your investment. Neither the Broker-Dealers nor the Fund are obligated to purchase Preferred Shares in an auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed auction. See "Description of Preferred Shares" and "The Auction--Auction Procedures."

SECONDARY MARKET RISK. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated and unpaid dividends. If the Fund has designated a special rate period (a dividend period of more than seven days), changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the Auction Agent or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a broker-dealer that has entered into a broker-dealer agreement with the Auction Agent, that person will not be able to submit bids at auctions with respect to Preferred Shares. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not listed on a stock exchange or the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") stock market. If you sell your Preferred Shares to a Broker-Dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and during a special rate period.

RATINGS AND ASSET COVERAGE RISK. In order to obtain a rating of Aaa and AAA from Moody's and S&P, respectively, the Fund must satisfy certain asset coverage and diversification requirements. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a more detailed description of the asset tests the Fund must meet. While the closing of the offering is conditional upon the Preferred Shares receiving from Moody's and S&P a rating of Aaa and AAA, respectively, the ratings do not eliminate or necessarily mitigate the risks of investing in the Preferred Shares. A rating agency could downgrade the Preferred Shares, which may make the Preferred Shares less liquid at an auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a rating agency downgrades the Preferred Shares, the Fund will alter its portfolio or redeem the Preferred Shares, if appropriate to address rating agency concerns.

The Fund will not be permitted to declare dividends or other distributions with respect to the Preferred Shares or redeem the Preferred Shares unless the Fund meets certain asset coverage requirements. In certain circumstances the Fund may not earn sufficient income from its investments to pay dividends on the Preferred Shares. The value of the Fund's investment portfolio may decline, reducing the asset coverage for the Preferred Shares. The Fund may be forced to redeem Preferred Shares to meet regulatory requirements or may voluntarily redeem Preferred Shares in certain circumstances.

GENERAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to the risks discussed below. These risks may under certain circumstances limit the Fund's ability to pay dividends and meet its asset coverage requirements on the Preferred Shares. An investment in Preferred Shares will also be subject to the risk associated with the fact that the Fund is recently organized. These risks are summarized below.

LIMITED OPERATING HISTORY

The Fund is a recently organized, non-diversified, closed-end management investment company that has been operational only since November 4, 2002.

LEVERAGE RISK

The Fund uses financial leverage for investment purposes by issuing Preferred Shares. It is currently anticipated that, taking into account the Preferred Shares being offered in this prospectus, the amount of leverage will represent approximately 38% of the Fund's net assets immediately following this offering.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These risks include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and to meet its asset coverage requirements on the Preferred Shares would be reduced. There can be no assurance that the Fund's leveraging strategies involving Preferred Shares will be successful. While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future. As long as the Preferred Shares are outstanding, the Fund does not intend to utilize other forms of leverage.

The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. The shares of other investment companies are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies' operations. If these other investment companies engage in leverage, the Fund, as a shareholder, would bear its proportionate share of the cost of such leveraging.

Because the fee paid to the Advisor will be calculated on the basis of the Fund's net assets attributable to both the common shares and the Preferred Shares (which includes the liquidation preference of the Preferred Shares), the fee will be higher when leverage is utilized, giving the Advisor an incentive to favor the use of leverage.

INTEREST RATE RISK

Interest rate risk is the risk that changes in interest rates will adversely affect the yield or value of the Fund's investments in municipal bonds. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. Increases in market interest rates will cause the municipal bonds in the Fund's portfolio to decline in value. The prices of long-term municipal bonds generally fluctuate more than prices of shorter-term municipal bonds as interest rates change. Because the Fund will invest primarily in long-term municipal bonds, the net asset value of the Fund's portfolio will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal bonds. The Fund may utilize various strategies for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that these strategies will be successful.

The Fund issues Preferred Shares, which pay dividends based on short-term interest rates, and uses the proceeds to buy municipal obligations that that pay dividends based upon longer-term yields. Longer-term municipal obligation yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends to be paid to holders of Preferred Shares exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on the Preferred Shares, however, dividend rates on the Preferred Shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized. If long-term interest rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

CREDIT RISK

Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price or that the issuer will fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. In general, lower-rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. All of the Fund's municipal bond investments will be investment grade quality at the time of purchase. However, municipal bonds in the lowest investment grade category may be considered to possess some speculative characteristics. These credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or the Advisor subsequently downgrades its assessment of the credit characteristics of a particular issuer.

CONCENTRATION RISK

Because the Fund invests primarily in a portfolio of Minnesota municipal bonds, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Minnesota municipal bonds than a fund which does not limit its investments to these issuers. The information set forth below is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State.

Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. Since 1996, Minnesota and U.S. employment have expanded at approximately the same rate. The State's unemployment rate continues to be substantially less than the national unemployment rate, but there are some indications that the recession which began in March 2001 has been slightly more severe in Minnesota than in the national economy. Although the economic outlook appears to be improving, State revenue growth typically lags economic recovery.

The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. In addition, local governmental units receive a large percentage of their revenues from the State. The Economic Forecast released by the Minnesota Department of Finance on December 4, 2002 projected, under current laws, a general fund deficit of $356 million for the current biennium ending June 30, 2003. The deficit is attributable primarily to projected revenue shortfalls. Total General Fund expenditures and transfers for the biennium were projected to be $27.1 billion. The projected deficit did not take into account a projected $24 million budget reserve. Use of the budget reserve is not triggered automatically when a deficit is forecast. Minnesota's Constitution prohibits borrowing for operating purposes beyond the end of a biennium. Accordingly, it is projected that the State will have to raise revenues, reduce spending and other transfers, transfer funds from other accounts, defer certain expenditures and transfers, or adopt a combination of the foregoing changes before June 30, 2003. Furthermore, the Department's Forecast also projects a deficit of $4.56 billion for the biennium ending June 30, 2005, under current laws and without any allowance for inflation, after establishment of a projected $79 million budget reserve and a projected $31 million education reserve. Department of Finance Forecasts have cautioned that the "budget reserve remains well below the recommended long-term goal of 5 percent of biennial spending."

The foregoing information constitutes only a brief summary of some of the general factors which may impact some issuers of Minnesota municipal bonds and does not purport to be complete or exhaustive description of all adverse conditions to which the issuers of Minnesota municipal bonds held by the Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Minnesota municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent these factors or other factors may affect the issuers of Minnesota municipal bonds, the market value or marketability of Minnesota municipal bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of these bonds. The Fund has not independently verified this information.

For a more detailed description of these and other risks affecting investment in Minnesota municipal bonds, see "Investment Policies and Techniques--Factors Pertaining to Minnesota" in the Statement of Additional Information.

MUNICIPAL BOND MARKET RISK

The Fund is subject to the risk that special factors, including legislative changes and local and business developments, may adversely affect the yield or value of its investments in municipal bonds. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Advisor than would be the case for a stock fund or taxable bond fund. The secondary market for municipal bonds also tends to be less developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of these obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of a municipal bond issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage any assets securing the issuer's obligations on these securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of these assets may not be tax-exempt.

HEDGING RISK

The Fund may at times use various investment strategies designed to hedge its portfolio against changes in interest rates and reduce volatility. These hedging strategies include investing in instruments such as futures contracts, options on futures contracts, options, and interest rate swaps, caps and floors. The successful use of these hedging instruments depends upon the Advisor's ability to forecast price and interest rate movements correctly. If the Advisor is incorrect in its forecast, the Fund might be in a worse position than if it had not entered into the hedging transaction at all. Hedging transactions involve other risks, including the risk that changes in the value of a hedging instrument may not correlate perfectly with relevant underlying assets, rates or indexes. Successful implementation of most hedging strategies would generate taxable income.

LIQUIDITY RISK

The Fund may invest without limit in securities which are illiquid at the time of investment. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. In addition, the Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Advisor deems it desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

MANAGEMENT RISK

The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

NON-DIVERSIFICATION RISK

Because the Fund is classified as non-diversified under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. In addition, the Fund must satisfy specified asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

REINVESTMENT RISK

Reinvestment risk is the risk that income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal bonds at market interest rates that are below the portfolio's current earnings rate. A decline if income could affect the Fund's ability to make dividend payments on the Preferred Shares.

TRADING RESTRICTIONS RISK

The Advisor and U.S. Bancorp Piper Jaffray are owned and controlled by U.S. Bancorp. Because of the affiliation of U.S. Bancorp Piper Jaffray with the Advisor, the Fund is prohibited from engaging in principal transactions involving U.S. Bancorp Piper Jaffray except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. For instance, the Fund generally will not be able to make purchases from or sales to U.S. Bancorp Piper Jaffray of securities in transactions in which U.S. Bancorp Piper Jaffray acts as principal. The Fund will invest in securities traded in the over-the-counter markets, which usually involve transactions with dealers acting as principals for their own accounts. The fact that the Fund may not deal with U.S. Bancorp Piper Jaffray in connection with these principal transactions could adversely affect the ability of the Fund to acquire municipal bonds in desired quantities at the most favorable prices since U.S. Bancorp Piper Jaffray is a significant dealer in the types of municipal bonds in which the Fund will invest. However, U.S. Bancorp Piper Jaffray may serve as the Fund's broker in certain types of over-the-counter transactions conducted on an agency basis. U.S. Bancorp Piper Jaffray and the Advisor have received an exemptive order that will allow the Fund, subject to various restrictions, to purchase Minnesota municipal bonds directly from U.S. Bancorp Piper Jaffray when it acts as sole underwriter or a syndicate member in the underwriting of these securities. The order does not apply, however, to secondary market purchases and sales of municipal bonds.

POTENTIAL FINANCIAL MARKET DISRUPTION

As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Preferred Shares.

                            HOW THE FUND MANAGES RISK

INVESTMENT RESTRICTIONS

The Fund has adopted various investment restrictions designed to limit investment risk which are set forth under "Investment Limitations--Fundamental Investment Restrictions" in the Statement of Additional Information. These restrictions are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and Preferred Shares, if issued, voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. Among other restrictions, the Fund may not invest 25% or more of total Fund assets in securities of issuers in any one industry. This limitation does not apply to municipal bonds issued by governments or political subdivisions of governments, since these issuers are not members of any industry. The limitation does apply, however, to municipal bonds backed only by the assets and revenues of non-governmental issuers. The Fund's industry concentration policy does not preclude it from focusing on investments in issuers grouped in related industries, such as revenue obligations of hospitals and other health care facilities. The Fund may invest 25% or more of its total assets in a particular type of municipal bonds, such as industrial development bonds or private activity securities.

The Fund may become subject to guidelines that are more limiting than its investment restrictions in order to obtain and maintain ratings from one or more nationally recognized statistical ratings organizations on the Preferred Shares. The Fund does not anticipate that these guidelines will have a material adverse effect on the Fund's ability to achieve its investment objective. See "Description of Preferred Shares - Rating Agency Guidelines and Assets Coverage" for a description of the asset tests to which the Fund is subject.

QUALITY INVESTMENTS

All of the Fund's municipal bond investments will be investment grade quality at the time of purchase. Investment grade quality means that these bonds are rated within the four highest grades by one or more nationally recognized statistical rating organizations or are unrated but determined to be of comparable quality by the Advisor.

LIMITED ISSUANCE OF PREFERRED SHARES

Under the 1940 Act, the Fund could issue preferred shares having a total liquidation value of up to one-half of the value of the net assets of the Fund following such issuance. The liquidation value of the Preferred Shares equals the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. If the total liquidation value of the Preferred Shares were ever more than one-half of the value of the Fund's net assets, the Fund would not be able to declare dividends on the common shares until the liquidation value, as a percentage of the Fund's assets, were reduced.

Although the 1940 Act permits the Fund to issue preferred shares having a total liquidation value of up to one-half the net assets of the Fund, the Fund intends to issue Preferred Shares representing approximately 38% of the Fund's net assets immediately after the time of issuance of the Preferred Shares. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject the Fund to less income and net asset value volatility than if the Fund were more leveraged. It also gives the Fund flexibility to utilize other forms of leverage in addition to Preferred Shares from time to time in accordance with the 1940 Act asset-coverage requirements that may be more efficient or cost-effective sources of leverage than Preferred Shares under the circumstances. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares below one-half of the value of the Fund's net assets.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

The Fund may take various actions if short-term interest rates increase or market conditions otherwise change, or the Fund anticipates such an increase or change, and the Fund's leverage begins, or is expected, to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Fund may shorten the average maturity of its investment portfolio by investing in short-term, high quality securities or may extend the maturity of outstanding Preferred Shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing Preferred Shares. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on the Advisor's ability to accurately predict interest rates or other market changes. Because of the difficulty of making these predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.

If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued Preferred Shares or Preferred Shares that the Fund previously issued but later repurchased.

HEDGING STRATEGIES

The Fund may use various investment strategies designed to hedge its portfolio against changes in interest rates and reduce volatility. These hedging strategies include the use of instruments such as futures contracts, options on futures contracts, options, and interest rate swaps, caps and floors. See "The Fund's Investments--Hedging Strategies." There can be no assurance that the Fund's hedging transactions will be effective. In addition, because of the anticipated leveraged nature of the common shares, hedging transactions will result in a larger impact on the net asset value of the common shares than would be the case if the common shares were not leveraged. Furthermore, the Fund expects to engage in hedging activities only from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may determine not to do so. In addition, in order to obtain ratings of the Preferred Shares from one or more nationally recognized statistical rating organizations, the Fund may be required to limit its use of hedging techniques in accordance with specified guidelines of these organizations. Successful implementation of most hedging strategies would generate taxable income.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The Fund's business and affairs are managed under the direction of the Board of Directors. There are currently eight directors of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and seven of whom are not "interested persons." The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISOR

The Fund has entered into an investment advisory and management agreement with U.S. Bancorp Asset Management under which U.S. Bancorp Asset Management will act as the Fund's investment advisor. U.S. Bancorp Asset Management is a wholly owned subsidiary of U.S. Bank, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds and others for more than 75 years. U.S. Bank is, in turn, a subsidiary of U.S. Bancorp, a multi-state financial services holding company engaged through its subsidiaries in the general banking business, principally in domestic markets. U.S. Bancorp Asset Management, U.S. Bank and U.S. Bancorp are located at 800 Nicollet Mall, Minneapolis, Minnesota 55402.

U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 2002, U.S. Bancorp Asset Management and its affiliates had more than $___ billion in assets under management, including investment company assets of more than $___ billion. U.S. Bancorp Asset Management currently manages __ open-end funds, including ___ municipal bond funds, and ten closed-end funds, including five municipal bond funds.

U.S. Bancorp Asset Management furnishes the Fund with investment advice and, in general, supervises the management and investment program of the Fund. U.S. Bancorp Asset Management furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund, and executive and supervisory personnel for managing the investments and effecting the Fund's portfolio transactions. U.S. Bancorp Asset Management also pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of U.S. Bancorp Asset Management.

Under the investment advisory and management agreement, the Fund is required to pay U.S. Bancorp Asset Management an advisory fee at an annualized rate of 0.40% of the Fund's average weekly net assets. The Advisor has contractually agreed to limit its fee to an annualized rate of 0.35% of average weekly net assets through October 31, 2007 (roughly the first five years of operations). The Advisor may continue to limit its fee after that time, but is not contractually obligated to do so. The advisory fee is based on the Fund's net assets attributable to both the common shares and the Preferred Shares. This means that during periods in which the Fund is using leverage, the fee paid to U.S. Bancorp Asset Management will be higher than if the Fund did not use leverage.

When entering into portfolio transactions on behalf of the Fund, U.S. Bancorp Asset Management may place transactions conducted on an agency basis through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray, which will earn commissions on the transactions. In effecting portfolio transactions through these affiliates, the Fund intends to comply with Section 17(e)(1) of the 1940 Act.

The employees of U.S. Bancorp Asset Management who will be principally responsible for the Fund's investment program will be Douglas J. White and Catherine Stienstra. Mr. White is a Managing Director of the Advisor and head of the Advisor's tax-exempt fixed income group. He has been with the Advisor or a predecessor firm acquired by the Advisor since 1987. Mr. White has 19 years of investment experience and is a chartered financial analyst. Ms. Stienstra is a Director of the Advisor and a senior portfolio manager. She has been with the Advisor or a predecessor firm acquired by the Advisor since 1990. Ms. Stienstra has 14 years of financial industry experience, including nine years as head municipal bond trader and eight years in portfolio management.

FUND ADMINISTRATION

The Fund has entered into an administration agreement with U.S. Bancorp Asset Management under which U.S. Bancorp Asset Management provides, or compensates others to provide, various oversight and legal services, accounting services and shareholder services to the Fund. For these services, the Fund pays U.S. Bancorp Asset Management an administration fee at an annualized rate of 0.20% of the Fund's average weekly net assets. As with the advisory fee, the administration fee is based on the Fund's net assets attributable to both the common shares and the Preferred Shares, and will therefore be higher during periods in which the Fund is using leverage.

In addition to the advisory and administration fees paid to U.S. Bancorp Asset Management, the Fund pays all other costs and expenses of it operations, including compensation of its directors other than those affiliated with U.S. Bancorp Asset Management, custodian, transfer agent and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

                         DESCRIPTION OF PREFERRED SHARES

The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Preferred Shares in the Fund's Statement of Preferences, which is attached as Appendix A to the Statement of Additional Information.

GENERAL

Under the Articles, the Fund is authorized to issue up to 10,000,000 common shares and 1,000,000 preferred shares. All Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared by the Fund, but excluding interest thereon).

Preferred Shares will rank on parity with shares of any other class or series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred Shares will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

DIVIDENDS AND RATE PERIODS

GENERAL. The following is a general description of dividends and rate periods for the Preferred Shares. The initial rate period for the Preferred Shares will be the seven day period beginning _____, 2003, to and including _____, 2003 and the dividend rate for this period will be __%. Subsequent rate periods normally will be seven days, and the dividend rate for each such period will be determined by an auction held on the business day before commencement of the rate period. The Fund, subject to certain conditions, may change the length of subsequent rate periods, depending on its needs and the Advisor's outlook for interest rates, by designating them as special rate periods. See "Designation of Special Rate Periods" below.

DIVIDEND PAYMENT DATES. Dividends on Preferred Shares will be payable, when, as and if declared by the Board of Directors, out of legally available funds in accordance with the Fund's Articles and applicable law. The new dividend rate determined in the auction generally will apply to the rate period beginning on the first business day after the auction and lasting through the date of the next auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Statement of Preferences.

Dividends will be paid through DTC on each dividend payment date. The dividend payment date will normally be the first business day after the rate period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the Auction Agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential preferred shareholders). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The current Broker-Dealer has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.

CALCULATION OF DIVIDEND PAYMENT. The Fund computes the amount of dividends per share payable on Preferred Shares by multiplying the rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period or part thereof, and the denominator of the fraction will be 365 for any rate period other than a special rate period and 360 for a special rate period. This rate is multiplied by $25,000 to arrive at the dividend per share. Dividends on Preferred Shares will accumulate from the date of their original issue, which is expected to be __________, 2003. For each rate period after the initial rate period, the dividend rate will be the rate determined at auction. The dividend rate that results from an auction cannot be greater than the maximum rate described below.

The maximum rate for a rate period is normally the product of the rate multiple (See Table I, below) and the reference rate (see Table II, below), each as of the auction date. In each case, the rate multiple will be determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by Moody's and S&P. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to ratings issued by a substitute rating agency. As shown in the following table, the rate multiple also depends on whether or not the Fund has notified the Auction Agent prior to the auction of the Fund's intent to allocate to the Preferred Shaes income or cpaital gain taxable for federal income tax purposes. Because the Fund will not issue the Preferred Shares unless they are rated Aaa by Moody's and AAA by S&P, the initial rate multiple will be 110% (or 150% if the Fund notifies the Auction Agent of an intent to allocate taxable income or capital gain to the Preferred Shares).

                                     TABLE I
                              RATE MULTIPLE TABLE

CREDIT RATINGS FOR PREFERRED SHARES
-----------------------------------
       MOODY'S                 S&P              Rate Multiple      Rate Multiple
                                               No Notification     Notification
   Aa3 or higher           AA- or higher            110%               150%
    A3 to Al                 A- to A+               125%               160%
 Baa3 to Baal               BBB- to BBB+            150%               250%
    Ba3 to Ba1               BB- to BB+             200%               275%
   Below Ba3                  Below BB-             250%               300%

The reference rate used to determine the maximum applicable rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:

                                    TABLE II
                              REFERENCE RATE TABLE

Rate Period                 Reference Rate
-----------                 ---------------
28 days or less             Greater of:
                                     -  AA Composite Commercial Paper Rate
                                        (see Table III)
                                     -  Taxable Equivalent of the Short-Term
                                        Municipal Bond Rate (see definition
                                        following Table III)

29 days to 182 days         AA Composite Commercial Paper Rate (see Table III)
183 days to 364 days        Treasury Bill Rate
365 days or more            Treasury Note Rate

For a special rate period, the reference rate will be the higher of (1) the reference rate for a rate period equal in length to the rate period then ending or (2) the reference rate for a rate period equal in length to the special rate period then beginning, determined in each case as of the auction date for the new special rate period. Special provisions apply to a rate period following a special rate period of 28 days or more until the Fund conducts an auction that attracts sufficient clearing bids.

The `AA' Composite Commercial Paper Rate" for a regular seven day rate period is the 30-day rate. The `AA' Composite Commercial Paper Rate" for a special rate period is as set forth in the table below:

                                    TABLE III
           AA COMPOSITE COMMERCIAL PAPER RATE FOR SPECIAL RATE PERIODS

Special Rate Period                      "AA" Composite Commercial Paper Rate*
-------------------                      -------------------------------------
48 days or fewer                            30-day rate
49 days to 69 days                          60-day rate
70 days to 84 days                          Average of 60-day and 90-day rates
85 days to 98 days                          90-day rate
99 days to 119 days                         Average of 90-day and 120-day rates
120 days to 140 days                        120-day rate
141 days to 161 days                        Average of 120-day and 180-day rates
162 days to 182 days                        180-day rate

-----------

*  Rates stated on a discount basis

The AA Composite Commercial Paper Rate is the rate for the applicable period on commercial paper issued by corporations whose bonds are rated AA by S&P, as made available by the Federal Reserve Bank of New York. If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis to the Auction Agent at the close of business on the business day next preceding such date by commercial paper dealers designated by the Fund. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.

"Taxable Equivalent of the Short-Term Municipal Bond Rate" means 90% of an amount equal to the per annum rate payable on taxable bonds in order for such rate, on an after-tax basis, to equal the per annum rate payable on tax-exempt bonds issued by "high grade" issuers as determined in accordance with the procedures set forth in the Statement of Preferences. The calculation excludes any bonds the interest on which constitutes a Tax Preference Item. The calculation of an after-tax rate uses the maximum marginal federal individual income tax rate applicable to ordinary income or the maximum marginal federal corporate income tax rate applicable to ordinary income, whichever is greater.

Prior to each dividend payment date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Fund does not intend to establish any reserves for the payment of dividends.

In most cases, if an auction for Preferred Shares is not held when scheduled, the dividend rate for the corresponding rate period will be the maximum applicable rate on the date the auction was scheduled to be held.

GROSS-UP PAYMENTS. Holders of the Preferred Shares are entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor in accordance with the Articles and applicable law, dividends in an amount equal to the aggregate Gross-up Payments (as defined below) in accordance with the following:

If, in the case of any regular rate period or any special rate period of 28 days or fewer, the Fund allocates any net capital gain or other income taxable for federal income tax purposes to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as described below under "The Auction--Auction Procedures" (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Fund, the Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of DTC) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.

If, in the case of any special rate period of more than 28 days, the Fund makes a Taxable Allocation to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.

A "Gross-up Payment" means payment to a holder of Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Gross-up Payment relates, would cause such holder's dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends that would have been received by such holder if the amount of the aggregate Taxable Allocations would have been excludable from the gross income of such holder for federal income tax purposes. Such Gross-up Payment shall be calculated: (a) without consideration being given to the time value of money; (b) assuming that dividends received from the Fund are not a Tax Preference Item for any holder of Preferred Shares; and (c) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under section 852(b)(5) of the Internal Revenue Code of 1986, as amended (the "Code")) would be taxable in the hands of each holder of Preferred Shares at the maximum marginal federal income tax rate applicable to ordinary income, or net capital gain, as applicable, or the maximum marginal federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

RESTRICTION OF DIVIDENDS AND OTHER DISTRIBUTIONS. While any of the Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its common shares (other than in additional common shares or rights to purchase common shares) or repurchase any of its common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:

   - In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's discounted value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the Preferred Shares, any preferred shares outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "--Rating Agency Guidelines and Asset Coverage");

   - In the case of S&P's coverage requirements, immediately after such transaction, the aggregate S&P discounted value (i.e., the aggregate value of the Fund's portfolio discounted according to S&P criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount.

   - Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined under "--Rating Agency Guidelines and Asset Coverage") is met;

   - Full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and

   - The Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement of Preferences.

The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through most recent dividend payment date. However, when the Fund has not paid dividends in full on the Preferred Shares through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

DESIGNATIONS OF SPECIAL RATE PERIODS. The Fund, in certain circumstances, may designate any succeeding subsequent rate period as a special rate period consisting of a specified number of rate period days evenly divisible by seven, subject to certain adjustments. A designation of a special rate period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, which will include a report showing that, as of the third business day next preceding the proposed special rate period, the Moody's discounted value and S&P discounted value, as applicable, were at least equal to the Preferred Shares Basic Maintenance Amount; (b) an Auction shall have been held on the auction date immediately preceding the first day of such proposed special rate period and sufficient clearing bids shall have existed in such auction; and (c) if the Fund shall have mailed a notice of redemption with respect to any Preferred Shares, the redemption price with respect to such shares shall have been deposited with the Auction Agent. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The Fund will give holders of Preferred Shares notice of a special rate period as provided in the Statement of Preferences.

REDEMPTION

MANDATORY REDEMPTION. In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, or (b) the 1940 Act Preferred Shares Asset Coverage, Preferred Shares will be subject to mandatory redemption on a date specified by the Board of Directors out of funds legally available therefor in accordance with the Articles and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value of the Portfolio or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares of the Fund and any other preferred shares of the Fund subject to redemption or retirement. If fewer than all outstanding shares are, as a result, to be redeemed, the Fund may redeem such shares pro rata from the holders in proportion to their holdings, or by other method that it deems fair and equitable.

OPTIONAL REDEMPTION. The Fund, at its option, may redeem Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on the second business day preceding a dividend payment date at the optional redemption price per share of $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to (but not including) the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No Preferred Shares may be redeemed if the redemption would cause the Fund to violate the 1940 Act or applicable law. Preferred Shares may not be redeemed in part if fewer than [__] shares would remain outstanding after the redemption. The Fund has the authority to redeem the Preferred Shares for any reason. See the Statement of Preferences, attached as Appendix A to the Statement of Additional Information, for a complete listing of the circumstances in which the Fund may redeem Preferred Shares.

Except for the provisions described above, nothing contained in the Statement of Preferences limits any right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of the Fund for which Notice of Redemption has been given and the Fund meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount test after giving effect to such purchase or acquisition on the date thereof. Any Preferred Shares that are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

LIQUIDATION

Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution is made on the common shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation or entity nor the merger or consolidation of any other corporation or entity into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

RATING AGENCY GUIDELINES AND ASSETS COVERAGE

The Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. (The discounted value of an asset (other than cash and cash equivalents) is a specified percentage of its full value; the concept is intended to provide increased assurance of adequate asset coverage in the face of expected or unexpected fluctuation in the value of the assets.) Moody's and S&P have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and S&P guidelines impose certain diversification requirements on the Fund's portfolio. Other than as needed to meet the asset coverage tests, the Moody's and S&P guidelines do not impose any absolute limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of ineligible assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of Preferred Shares then outstanding and (b) certain accrued and projected dividend and other payment obligations of the Fund.

The Fund is also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. The Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of December 31, 2002, the 1940 Act Preferred Shares Asset Coverage with respect to all of the Fund's preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $________, would have been computed as follows:

  Value of Fund assets less
liabilities not constituting senior securities           =        $      =  ___%
------------------------------------------------------      -------
Senior securities representing indebtedness                 $
plus liquidation value of the Preferred Shares

In the event the Fund does not timely cure a failure to maintain (a) the 1940 Act Preferred Shares Asset Coverage or (b) a discounted value of its portfolio at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described under "Redemption--Mandatory Redemption" above.

The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for Preferred Shares may, at any time, change or withdraw any such rating. The Board of Directors may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives confirmation from Moody's or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and S&P to the Preferred Shares.

The Board of Directors may amend the definition of maximum rate to increase the percentage amount by which the reference rate is multiplied to determine the maximum rate without the vote or consent of the holders of Preferred Shares or any other shareholder of the Fund, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test.

As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's common shares have not been rated by a rating agency.

A rating agency's guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's or S&P, or both, for rating Preferred Shares.

VOTING RIGHTS

Except as otherwise provided in this prospectus and in the Statement of Additional Information, in the Articles, or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of common shares and holders of any other preferred shares of the Fund (one vote per share) and will vote together with holders of common shares and holders of any other preferred shares of the Fund as a single class.

Holders of outstanding Preferred Shares, voting as a separate class, are entitled at all times to elect two of the Fund's directors. The remaining directors normally are elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. If at any time dividends (whether or not earned or declared by the Fund, but excluding interest thereon) on outstanding preferred shares, including Preferred Shares, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding Preferred Shares, the number of directors constituting the Board of Directors shall be increased by the smallest number that, when added to the two directors elected exclusively by the holders of Preferred Shares, as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding Preferred Shares, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional directors elected by the holders of Preferred Shares (but not of the directors with respect to whose election the holders of common shares were entitled to vote or the two directors the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

So long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of Preferred Shares outstanding at the time (voting together as a separate class):

(a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional Preferred Shares or any other preferred shares, unless, in the case of preferred shares on a parity with the Preferred Shares, the Fund obtains confirmation from Moody's (if Moody's is then rating the Preferred Shares), S&P (if S&P is then rating the Preferred Shares) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares) that the issuance of such a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

(b) amend, alter or repeal the provisions of the Articles by merger, consolidation or otherwise, so as to affect any preference, right or power of the Preferred Shares or holders of Preferred Shares; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

(c) authorize the Fund's conversion from a closed-end to an open-end investment company; or

(d) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the Preferred Shares.

So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

To the extent that any series of preferred shares issued by the Fund is empowered under the Minnesota Business Corporation Act to vote as a class on an action set forth in (a) or (b) above, the Fund will not approve such action without the affirmative vote of the holders of at least a majority of the shares of such series adversely affected voting as a separate class.

Unless a higher percentage is provided for under the Articles, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, as defined in the 1940 Act, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding Preferred Shares means the affirmative vote of the lesser of (a) 67% or more of the outstanding Preferred Shares present at a meeting of holders of Preferred Shares or represented by proxy if the holders of more than 50% of the outstanding Preferred Shares are present or represented by proxy or (b) more than 50% of the outstanding Preferred Shares.

In addition to the Preferred Share vote discussed above, an amendment of the Articles will require the approval of the holders of the common shares and the Preferred Shares, voting together as a single class.

The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been
(i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

ANTI-TAKEOVER PROVISIONS

Some provisions in the Fund's Articles and Bylaws and in the Minnesota Business Corporation Act could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. For example, the Articles provide that the affirmative vote of 75% of the outstanding common shares and Preferred Shares voting together as a class, is required to convert the Fund from a closed-end to an open-end management investment company. If the Fund were converted to open-end status, the Fund would have to redeem the Preferred Shares.


                                   THE AUCTION

GENERAL

The Statement of Preferences provides that, except as otherwise described herein, the applicable dividend rate for Preferred Shares for each rate period after the initial rate period shall be equal to the rate per annum that the Auction Agent advises has resulted on the business day preceding the first day of such subsequent rate period (an "auction date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Statement of Preferences and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "auction." See the Statement of Preferences for a more complete description of the auction process.

AUCTION AGENCY AGREEMENT. The Fund will enter into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) that provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the applicable rate for Preferred Shares so long as the applicable rate is to be based on the results of an auction.

The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the Preferred Shares held by a Broker-Dealer's customer upon settlement in the auction, for any auction preceding a rate period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer, for any auction preceding a rate period of more than one year.

The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

Prior to the submission deadline on each auction date for Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares (a "Beneficial Owner") may submit orders ("Orders") with respect to such Preferred Shares to that Broker-Dealer as follows:

   - Hold Order--indicating its desire to hold such shares without regard to the applicable rate for the next rate period.

   - Bid--indicating its desire to sell such shares at $25,000 per share if the applicable rate for the next rate period thereof is less than the rate specified in such bid.

   - Sell Order--indicating its desire to sell such shares at $25,000 per share without regard to the applicable rate for the next rate period thereof.

A Beneficial Owner may submit different types of orders to its Broker-Dealer with respect to different Preferred Shares then held by the Beneficial Owner. A Beneficial Owner that submits a bid to its Broker-Dealer having a rate higher than the applicable maximum rate for the Preferred Shares on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A

Beneficial Owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order with respect to such shares to its Broker-Dealer. However, if a Beneficial Owner fails to submit an order with respect to such shares to its Broker-Dealer for an auction relating to a rate period of more than 28 days, such Beneficial Owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A Beneficial Owner that offers to become the beneficial owner of additional Preferred Shares is, for purposes of such offer, a potential holder as discussed below.

A potential holder is either a customer of a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase Preferred Shares or that is a Beneficial Owner of Preferred Shares that wishes to purchase additional Preferred Shares. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the applicable rate for Preferred Shares for the next rate period is not less than the specified rate in such bid. A bid placed by a potential holder of Preferred Shares specifying a rate higher than the maximum rate for Preferred Shares on the auction date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and potential holders to the Auction Agent. The Broker-Dealers will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any Preferred Shares held by it or customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the applicable maximum rate is at least equal to or exceeds the sum of the number of shares subject to sell orders and the number of shares subject to bids specifying rates or spreads higher than the applicable maximum rate submitted or deemed submitted to the Auction Agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for the next succeeding rate period will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning all the shares available for purchase in the auction.

If there are not sufficient clearing bids, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and a regular rate period will commence. If there are not sufficient clearing bids, Beneficial Owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding Preferred Shares are the subject of submitted hold orders, then the applicable rate for the next rate period will be a rate determined on the basis of current market rates, as indicated in the Statement of Preferences, appropriate to the length of the rate period in question.

The Auction Procedures include a pro rata allocation of shares for purchase and sale that may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same day funds.

The auctions for Preferred Shares will normally be held every seven days, and a rate period will normally begin on the following business day.

If an auction date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the applicable rate for the next rate period will be the rate determined on the previous auction date.

If a dividend payment date is not a business day because the New York Stock Exchange is closed for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date cannot be paid for any such reason, then:

   - the dividend payment date for the affected rate period will be the next business day on which the Fund and its paying agent, if any, can pay the dividend;

   - the affected rate period will end on the day it otherwise would have ended; and

   - the next rate period will begin and end on the dates on which it otherwise would have begun and ended.

The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

--------------------------- ----------------------------------------- -------------------------------------------
Current Holder A            Owns 500 shares, wants to sell all 500    Bid order of 4.1% rate for all 500 shares
                            shares if dividend rate is less than
                            4.1%
--------------------------- ----------------------------------------- -------------------------------------------
Current Holder B            Owns 300 shares, wants to hold            Hold order--will take the auction rate
--------------------------- ----------------------------------------- -------------------------------------------
Current Holder C            Owns 200 shares, wants to sell all 200    Bid order of 3.9% rate for all 200 shares
                            shares if dividend rate is less than
                            3.9%
--------------------------- ----------------------------------------- -------------------------------------------
Current Holder D            Wants to buy 200 shares                   Places order to buy at or above 4.0%
--------------------------- ----------------------------------------- -------------------------------------------
Current Holder E            Wants to buy 300 shares                   Places order to buy at or above 3.9%
--------------------------- ----------------------------------------- -------------------------------------------
Current Holder F            Wants to buy 200 shares                   Places order to buy at or above 4.1%
--------------------------- ----------------------------------------- -------------------------------------------


The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

The Broker-Dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and, if they do so, may discontinue such activity at any time. There can be no assurance that such secondary trading market in Preferred Shares will provide owners with liquidity of investment. Preferred Shares are not registered on any stock exchange or on the NASDAQ stock market.

Investors who purchase shares in an auction (particularly if the Fund has declared a special rate period) should note that because the dividend rate on such shares will be fixed for the length of such rate period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction, depending upon market conditions.

A Beneficial Owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures,
(2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the existing holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.


                          DESCRIPTION OF COMMON SHARES

The Fund was incorporated in Minnesota on August 26, 2002 and is authorized to issue up to ten million common shares, $.01 par value per share. Common shareholders are entitled to receive dividends when authorized by the Board of Directors out of assets legally available for the payment of dividends. They are also entitled to share ratably in the Fund's assets legally available for distribution to the Fund's shareholders in the event of the Fund's liquidation, dissolution or winding up, after payment of or adequate provision for all of the Fund's known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund's shares, including those of the Fund's Preferred Shares at any time when Preferred Shares are outstanding. At any time when the Fund's Preferred Shares are outstanding, common shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage, as defined in the 1940 Act, with respect to Preferred Shares would be at least 200% after giving effect to these distributions.

Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of directors. There is no cumulative voting in the election of directors, which means that, subject to the rights of preferred shareholders to separately elect directors, the holders of a majority of the outstanding shares entitled to vote in the election of directors can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

Common shareholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities. All common shares have equal dividend, liquidation and other rights.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Common shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value.

ANTI-TAKEOVER EFFECT OF SOME PROVISIONS OF MINNESOTA LAW AND THE FUND'S ARTICLES OF INCORPORATION AND BYLAWS

Section 302A.673 of the Minnesota Business Corporation Act restricts certain transactions between the Fund and a shareholder (an "interested shareholder") who becomes the beneficial holder of 10% or more of the Fund's outstanding voting shares unless a majority of the disinterested directors of the Fund have approved, prior to the date on which the shareholder acquired a 10% interest, either the business combination transaction suggested by that shareholder or the acquisition of shares that made the shareholder an interested shareholder. If the required prior approval is not obtained, the statute imposes a four-year prohibition from the interested shareholder's share acquisition date on mergers, sales of substantial assets, loans, substantial issuances of shares and various other transactions involving the Fund and the interested shareholder or its affiliates. This provision may prevent persons who have not obtained the approval of the Fund's disinterested directors from attempting to gain control of the Fund since those persons would be prohibited from using the assets of the Fund to repay debt incurred to finance a takeover.

Section 302A.671 of the Minnesota Business Corporation Act provides that unless the acquisition of specified new percentages of voting control of the Fund (in excess of 20%, 33 1/3% or 50%) by an existing shareholder or other person is approved by a majority of the shares entitled to vote, excluding all interested shares, the shares acquired above this new percentage level of voting control will not be entitled to voting rights. The Fund is required to hold a special shareholders' meeting to vote on any such acquisition within 55 days after the delivery to the Fund by the acquirer of an information statement describing, among other things, the acquirer and any plans of the acquirer to liquidate or dissolve the Fund or to engage in other specified transactions and copies of definitive financing agreements for any financing of the acquisition not to be provided by funds of the acquirer. If an acquirer does not submit an information statement to the Fund within 10 days after acquiring shares representing a new percentage of voting control of the Fund or if the disinterested shareholders vote not to approve such an acquisition after it has already been made, the Fund may redeem the shares so acquired by the acquirer at their market value. Section 302A.671 generally does not apply to a cash offer to purchase all voting shares of the issuing corporation if the offer has been approved by a majority of the disinterested board members of the issuing corporation.

The Fund's Articles of Incorporation provide that the affirmative vote of 75% of the outstanding common shares and Preferred Shares voting together as a class, is required to convert the Fund from a closed-end to an open-end management investment company.

The Fund's Bylaws generally require advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business, directed to the Secretary of the Fund, must be delivered to or received at the principal executive offices of the Fund at least 120 days before the date that is one year after the date of the Fund's proxy statement for the prior year's annual meeting. In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the Bylaws of the date of the meeting. Any notice by a shareholder must be accompanied by the information specified in the Bylaws.

The foregoing provisions of the Fund's Articles of Incorporation and Bylaws and of the Minnesota Business Corporation Act could have the effect of depriving the common shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its common shareholders will not have the right to cause the Fund to redeem their shares. Instead, the common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, the extent of call protection on the Fund's investments, dividend stability, portfolio credit quality, relative demand for and supply of these shares in the market, general market and economic conditions and other factors beyond the control of the Fund. Common shares of closed-end investment companies frequently trade at a discount from net asset value. In an attempt to reduce or eliminate significant market discounts from net asset value, the Fund may, from time to time, repurchase or make a tender offer for its common shares, or it may, subject to shareholder approval, convert to an open-end investment company. The Fund may incur debt to finance repurchases and tenders, and in doing so will comply with the 1940 Act asset coverage requirements. Interest on any borrowings will reduce the Fund's net income.

The Fund anticipates that the market price of its common shares will generally vary from net asset value. Nevertheless, the fact that the Fund's common shares may be the subject of repurchases or tender offers at net asset value from time to time may reduce the spread between market price and net asset value that might otherwise exist. Share repurchases, tender offers or conversion to an open-end investment company may or may not take place and, if they occur, they may or may not result in the Fund's common shares trading at a price that is equal to their net asset value or reduce or eliminate any market value discount.

It should be recognized that any acquisition of common shares by the Fund would decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio and may also require the redemption of a portion of any outstanding Preferred Shares in order to maintain coverage ratios. Because of the nature of the Fund's investment objective, policies and portfolio, the Fund does not anticipate that any repurchases or tenders the Fund may effect should have an adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate common share repurchases or tenders.

Common shares that have been purchased by the Fund will be returned to the status of authorized but unissued common shares. The purchase of common shares by the Fund will reduce the Fund's net asset value.

If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares then outstanding, requiring that it liquidate a portion of its investment portfolio, and the common shares would no longer be listed on the American Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of the redemption. The Fund's Articles of Incorporation provide that the affirmative vote of 75% of the outstanding common shares and Preferred Shares, voting together as a class, is required to convert the Fund from a closed-end to an open-end management investment company.

Before deciding whether to take any action if the common shares trade significantly below net asset value, the Board of Directors would consider all factors that they deemed relevant. Factors that the Board of Directors may consider include the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's common shares should trade at a significant discount for a significant period of time, the Board of Directors may determine that no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares" for a further discussion of possible action to reduce or eliminate a discount to net asset value.

                                   TAX MATTERS

The discussion below and in the Statement of Additional Information provides general tax information related to an investment in Preferred Shares. The discussion reflects applicable tax laws of the United States and of Minnesota as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

FEDERAL TAX MATTERS

The Fund primarily invests in municipal bonds the income on which is exempt from regular federal income tax. Consequently, the dividends you receive will generally be exempt from regular federal income tax. A portion of these dividends, however, may be a Tax Preference Item for purposes of the federal AMT.

Although the Fund does not seek to realize taxable income or capital gains, it may realize and distribute taxable income or capital gains from time to time as a result of its normal investment activities. The Fund will distribute at least annually any taxable income or realized capital gains. Distributions of net short-term gains are taxable as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Preferred Shares. Dividends will not qualify for the dividends received deduction available to corporate shareholders.

Each year, you will receive a year-end statement designating the amounts of tax-exempt dividends, capital gain dividends and ordinary income dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is a Tax Preference Item.

In order to avoid taxation of its taxable income and to be permitted to pay tax-exempt dividends, the Fund must meet certain requirements that govern its sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to meet these requirements. If the Fund failed to do so, it would be required to pay corporate taxes on its taxable income and all the distributions would be taxable to you as ordinary income to the extent of the Fund's earnings and profits. Furthermore, in order for the Fund to pay tax-exempt dividends, at least 50% of the value of the it's total assets must consist of tax-exempt obligations on a quarterly basis. The Fund intends to meet this requirement. If the Fund failed to do so, it would not be able to pay tax-exempt dividends and your distributions attributable to interest received by the Fund from any source would be taxable as ordinary dividend income to the extent of the Fund's earnings and profits.

In order to be taxed as a regulated investment company ("RIC") the Fund, among other requirements, must distribute annually at least 90% of its tax-exempt income. For this purpose, the Fund's tax-exempt income includes the amount of original issue discount that it must accrue with respect to zero-coupon municipal bonds that it holds, even though it receives no current payments of interest with respect to these bonds. Therefore, the Fund may be required to distribute other income, or to liquidate other investments or otherwise distribute capital in order to meet this 90% distribution requirement.

The Internal Revenue Service has taken the position in a published ruling that a RIC is required for each taxable year to allocate net capital gain and other taxable income, if any, proportionately between its common shares and its Preferred Shares in accordance with the percentage of total distributions received by each such class during such year. The Fund intends to notify holders of Preferred Shares of the amount of any net capital gains or other anticipated taxable income to be included in any dividend prior to the applicable auction establishing the rate for such dividend.

As described under "Description of Preferred Shares-Dividend and Rate Periods-Gross-Up Payments," if the Fund retroactively allocates any net capital gains or other taxable income to the Preferred Shares, in certain circumstances, it will pay Gross-Up Dividends to the holders of Preferred Shares. The federal income tax consequences of Gross-Up Payments under existing law are uncertain. The Fund intends to treat a holder as receiving a dividend distribution in the amount of any Gross-Up Payment only as and when such payment is made. A Gross-Up Payment generally will be designated by the Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the Internal Revenue Service may assert that all or part of a Gross-Up Payment is a taxable dividend either in the taxable year for which the Fund made the retroactive allocation or in the taxable year in which paid.

If at any time when the Preferred Shares are outstanding the Fund does not meet the asset coverage requirements of the rating agencies and/or the 1940 Act, the Fund will be required to suspend distributions to common shareholders until the asset coverage is restored. See "Description of Preferred Shares--Restriction of Dividends and Other Distributions." This may prevent the Fund from meeting certain distribution requirements for qualification for treatment as a RIC. If the Fund were to fail to qualify for treatment as a RIC, some or all of the distributions it paid would be fully taxable for federal income tax purposes. Upon any failure to meet the asset coverage requirements of the rating agencies and/or the 1940 Act, the Fund in its sole discretion, may, and under certain circumstances will be required to, redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a RIC. See "Description of Preferred Shares- Redemption."

The Fund may be required to withhold amounts on certain of your taxable dividends if you have not provided the Fund with your correct taxpayer identification number (if you are an individual, normally your Social Security number) or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax. If you borrow money to buy Fund shares, you will not be permitted to deduct the interest on that loan. Under federal income tax rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to the borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in Preferred Shares on the deductibility of interest payable by the holder.

If you are subject to the federal AMT, a portion of your tax-exempt dividends may be taxable.

MINNESOTA TAX MATTERS

Your Minnesota taxable net income is based generally on your federal taxable income. The portion of any tax-exempt dividends paid by the Fund that is derived from interest on Minnesota municipal bonds will be excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the tax-exempt dividends paid from these obligations represents 95% or more of the exempt-interest dividends paid by the Fund. The remaining portion of these dividends, and dividends that are not exempt-interest dividends or capital gains distributions, will be included in the Minnesota taxable net income of individuals, estates and trusts, except for dividends directly attributable to interest on obligations of the U.S. government, its territories and possessions.

Dividends that qualify as capital gain dividends for federal income tax purposes are taxed as long-term capital gains under Minnesota law. However, Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses.

Interest payable on bonds subject to the federal AMT also will be included in the Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota's AMT.

Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. The suitability of an investment in Preferred Shares for these investors will depend upon a comparison of the yield likely to be provided from the Fund with the yield from comparable investments that are fully taxable or that are exempt from regular federal income tax, in light of each such investor's tax position.

The Fund generally will be subject to Minnesota corporate franchise tax on income it retains, including interest income it retains that is tax-exempt under federal law.

Please refer to "Tax Matters" in the Statement of Additional Information for more detailed information.

                                  UNDERWRITING

The underwriter has agreed to buy, subject to the terms of the purchase agreement, ___ Preferred Shares the underwriter is committed to purchase and pay for all of the shares if any are purchased.

The underwriter has advised the Fund that it proposes to offer the Preferred Shares to the public at $25,000 per share. The underwriter proposes to offer the Preferred Shares to certain dealers at the same price less a concession of not more than $____ per share. The underwriter may allow and the dealers may reallow a concession of not more than $___ per share on sales to certain other brokers and dealers. After the offering, these figures may be changed by the underwriter.

The Fund has agreed to indemnify the underwriter against certain liabilities, including civil liabilities under the Securities Act and the 1940 Act, or to contribute to payments that the underwriter may be required to make in respect of those liabilities.

The Fund anticipates that the underwriter or one of its affiliates may, from time to time, act in auctions as Broker-Dealers and receive the fees set forth under "The Auction" or in the Statement of Additional Information.

The Fund anticipates that from time to time the underwriter may act as a broker or dealer in connection with the execution of the Fund's portfolio transactions after it has ceased to be the underwriter and, subject to certain restrictions, may act as a broker while it is the underwriter. The Fund will comply with
Section 17(e)(1) of the 1940 Act in connection with any portfolio transactions effected through its affiliate U.S. Bancorp Piper Jaffray.

Investors must pay for any Preferred Shares purchased on or before ______, 2003.

The principal business address of U.S. Bancorp Piper Jaffray is 800 Nicollet Mall, Minneapolis, Minnesota 55402.

                   CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

The Fund's securities and cash are held under a Custodian Agreement by U.S. Bank, 336 North Robert Street, St. Paul, Minnesota 55101. U.S. Bank is the parent company of the Advisor. The Fund's assets are held under bank custodianship in compliance with the 1940 Act. EquiServe Trust Company, N.A, 150 Royall Street, Canton, Massachusetts 02021, acts as the transfer agent, dividend-paying agent and registrar for the Fund's common shares. _____ will act as the Fund's Auction Agent.

                                  LEGAL MATTERS

Certain legal matters in connection with the Preferred Shares will be passed upon for the Fund by Dorsey & Whitney LLP and for the underwriter by Sidley Austin Brown & Wood LLP.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE
                                                                           ----
       Investment Objective and Policies................................      3
       Investment Limitations...........................................     17
       Management of the Fund...........................................     19
       Portfolio Transactions and Brokerage.............................     29
       Distributions....................................................     30
       Descriptions of Shares...........................................     30
       Repurchase of Common Shares......................................     31
       Tax Matters......................................................     33
       Taxable Equivalent Yields........................................     37
       Custodian, Transfer Agent and Dividend Paying Agent..............     37
       Independent Auditors.............................................     38
       Counsel..........................................................     38
       Additional Information...........................................     38
       Report of Independent Auditors...................................     39
       Statement of Assets and Liabilities..............................     40
       Appendix A-- Ratings.............................................    A-1
       Appendix B-- General Characteristics and Risks of Hedging
         Techniques.....................................................    B-1

                            ________ Preferred Shares

                                 FIRST AMERICAN
                    MINNESOTA MUNICIPAL INCOME FUND II, INC.


                            Auction Preferred Shares


                                [FIRST AMER LOGO]


                                 ---------------
                                   PROSPECTUS
                                 ---------------

                           U.S. Bancorp Piper Jaffray

                              ______________, 2003

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THE STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                              Subject To Completion
       Preliminary Statement of Additional Information Dated __________, 2003

             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

     First American Minnesota Municipal Income Fund II, Inc., a Minnesota corporation (the "Fund"), is a recently organized, non-diversified, closed-end management investment company.

     This Statement of Additional Information ("SAI") relating to the Auction Preferred Shares ("Preferred Shares"), is not a prospectus, but should be read in conjunction with the Fund's prospectus relating to Preferred Shares dated _________, 2003. This SAI does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-677-3863. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms which are used in this SAI and are not defined herein have the meanings assigned to them in the prospectus.

                                TABLE OF CONTENTS
      Investment Objective and Policies......................................3
      Investment Limitations.................................................17
      Management of the Fund.................................................19
      Portfolio Transactions and Brokerage...................................29
      Net Asset Value........................................................30
      Description of Preferred Shares........................................30
      Additional Information Concerning the Auctions
      for Preferred Shares...................................................31
      Repurchase of Common Shares............................................31
      Tax Matters............................................................33
      Taxable Equivalent Yields..............................................37
      Custodian, Transfer Agent and Auction Agent............................37
      Independent Auditors...................................................38
      Counsel................................................................38
      Additional Information.................................................38
      Report of Independent Auditors.........................................39
      Financial Statement....................................................40
      Appendix A Form of Statement Establishing and Fixing the Rights
      and Preferences of Preferred Shares....................................A-1
      Appendix B  Ratings....................................................B-1
      Appendix C  General Characteristics and Risks of Hedging Techniques....C-1

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and general investment policies of the Fund are described in the prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

     Municipal Bonds. The municipal bonds in which the Fund will invest are generally issued by the State of Minnesota, a city in Minnesota, or a political subdivision, agency, authority or instrumentality of such state or city.

     Municipal bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are supported by an issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are payable from such issuer's general revenues and not from any particular source. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     All of the Fund's municipal bond investments will be of investment grade quality at the time of purchase. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or higher) by Moody's, S&P or Fitch, equivalently rated by another nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Advisor. Modifiers such as "+" and "-", or numerical modifiers such as 1, 2 and 3 may be applied to a rating to denote an obligation's relative status within a major rating category. For purposes of the Fund's policy of investing in municipal bonds that are of investment grade quality, the Fund will look only at the major rating category. For example, an obligation rated BBB- will be considered investment grade. Although municipal bonds rated Baa or BBB are considered investment grade securities, these bonds may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to affect the issuer's ability to make principal and interest payments than would be the case with higher grade bonds. Municipal bonds rated investment grade in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

     A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while bonds with the same maturity and coupon but different ratings may have the same yield.

     The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a dollar weighted average maturity of 15 to 30 years, but the dollar weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in the Advisor's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its assets in short-term investments, including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open-end or closed-end investment companies that invest primarily in obligations of the types in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by at least one nationally recognized statistical rating organization, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments in which the Fund may invest are set forth below under "--Short-Term Taxable Fixed-Income Securities." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective.

     The foregoing policies as to ratings of municipal bonds and taxable temporary investments will apply only at the time of the purchase of a security and the Fund will not be required to dispose of securities in the event a rating agency downgrades its assessment of the credit characteristics of a particular issuer.

     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

     In addition to the types of municipal bonds described in the prospectus, the Fund may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Fund treats all such tax-exempt securities as municipal bonds.

     Municipal Lease Obligations. Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where the Advisor believes the issuer has a strong incentive to continue making appropriations until maturity. These securities may be less readily marketable than other municipal bonds. The Fund may also purchase unrated lease obligations if determined by the Advisor to be of comparable quality to rated securities in which the Fund is permitted to invest.

     Zero Coupon Municipal Bonds. The Fund may invest in zero coupon municipal bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

     Municipal Warrants. The Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may have no value at the time of their expiration and they may have reduced liquidity. See "--Hedging Techniques."

     Factors Pertaining to Minnesota. Because the Fund invests primarily in a portfolio of Minnesota municipal bonds, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Minnesota municipal bonds than a fund which does not so limit its investments. The following information provides only a brief summary of the complex factors affecting the financial situation in Minnesota. The information is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Minnesota and releases issued by the Minnesota Department of Finance; the information has not been updated, however, from that provided by the State. The Fund has not independently verified the information. It should be noted that the creditworthiness of obligations issued by local Minnesota governmental issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State of Minnesota to make payment on such local obligations in the event of default.

     Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, Minnesota's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session the Governor is empowered to convene a special session.

     Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. Since 1996, Minnesota and U.S. employment have expanded at approximately the same rate. The State's unemployment rate continues to be substantially less than the national unemployment rate, but there are some indications that the recession which began in March 2001 has been slightly more severe in Minnesota than in the national economy. Although the economic outlook appears to be improving, State revenue growth typically lags economy recovery. Since 1980, Minnesota per capita income generally has remained above the national average.

     The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. The Economic Forecast released by the Minnesota Department of Finance on December 4, 2002 projected, under current laws, a general fund deficit of $356 million for the current biennium ending June 30, 2003. The deficit is attributable primarily to projected revenue shortfalls. Total General Fund expenditures and transfers for the biennium were projected to be $27.1 billion. The projected deficit did not take into account a projected $24 million budget reserve. Use of the budget reserve is not triggered automatically when a deficit is forecast. Minnesota's Constitution prohibits borrowing for operating purposes beyond the end of a biennium. Accordingly, it is projected that the State will have to raise revenues, reduce spending and other transfers, transfer funds from other accounts, defer certain expenditures and transfers, or adopt a combination of the foregoing changes before June 30, 2003. Furthermore, the Department's Forecast also projects a deficit of $4.56 billion for the biennium ending June 30, 2005, under current laws and without any allowance for inflation, after establishment of a projected $79 million budget reserve and a projected $31 million education reserve.

Forecasts have cautioned that the "budget reserve remains well below the recommended long-term goal of 5 percent of biennial spending."

     The State is a party to a variety of civil actions that could adversely affect the State's general fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures.

     State grants and aids represent a large percentage of the total revenue of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State's financial and economic condition will affect the creditworthiness of Minnesota tax-exempt obligations that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal of and interest on Minnesota tax-exempt obligations that are held by the Fund or the value or marketability of such obligations.

     Certain Minnesota tax legislation (see "Tax Matters - Minnesota Tax Matters") and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota municipal bonds held by the Fund.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Minnesota municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such bonds held by the Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Minnesota municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Minnesota municipal bonds, the market value or marketability of such bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of such bonds.

     Short-Term Tax-Exempt Fixed Income Securities. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond anticipation notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of and interest on the BANs.

     Tax anticipation notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to collect or raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue anticipation notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of and interest on RANs.

     Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank notes are notes issued by local government bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but the notes are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-exempt commercial paper ("municipal paper") represents short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal of and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

     While the various types of notes described above as a group represent the major portion of the short-term tax-exempt fixed income security market, other types of short-term tax-exempt fixed income securities are available in the marketplace and the Fund may invest in such other types of securities to the extent permitted under its investment objective, policies and limitations. Such securities may be issued for different purposes and may be secured differently from those mentioned above.

     Short-Term Taxable Fixed-Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

     (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

     (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates mature on a specified date, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

     (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, which also simultaneously agrees to buy back the securities at a fixed price and time. This arrangement assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate of return. Such actions afford an opportunity for the Fund to invest available cash temporarily. The Fund may enter into repurchase agreements only with respect to obligations of the U.S.

government or its agencies or instrumentalities. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisor monitors the value of the collateral at the time the transaction is entered into and on a continuing basis during the term of the repurchase agreement. The Advisor does so in an effort to determine that the value of the collateral equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     (4) Commercial paper, which consists of short-term unsecured promissory notes issued by corporations to finance their current operations, including variable rate master demand notes. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will monitor on a continuing basis the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to obligations which mature within one year of the date of purchase or carry a variable or floating rate of interest.

HEDGING TECHNIQUES

     The Fund may use a variety of hedging techniques and instruments. The Fund may purchase and sell futures contracts, enter into various interest rate transactions and purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, except that the Fund will not write put options (collectively, "Hedging Techniques"). These Hedging Techniques may be used in an attempt to protect against possible adverse changes in the market value of the Fund's portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the securities or cash markets as a temporary substitute for, respectively, purchasing or selling particular securities. There is no particular strategy that requires use of one technique rather than another; the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Hedging Techniques are described below. The ability of the Fund to use Hedging Techniques successfully will depend on the Advisor's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Since any obligations of the Fund that arise from the use of Hedging Techniques will be covered by segregated liquid assets or offsetting transactions, the Fund and the Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the Commodity Futures

Trading Commission ("CFTC") have specific margin requirements as discussed in Appendix B to this SAI and are not treated as senior securities. The use of certain Hedging Techniques may give rise to taxable income and have certain other tax consequences. See "Tax Matters."

     Interest Rate Transactions. The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will ordinarily use these transactions as a hedge or for risk management although it is permitted to enter into them to enhance income or gain. The Fund will not sell interest rate caps or floors that it does not own.

     The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements relating to the transaction.

     Interest rate transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. Therefore, there is no specific limit on the amount of interest rate swap transactions that may be entered into by the Fund. The aggregate purchase price of caps and floors held by the Fund may not exceed 5% of the Fund's total assets. The Fund may write caps and floors without limitation, provided that it is required to segregate liquid assets in an amount equal to its obligations under the caps and floors.

     Futures Contracts and Options on Futures Contracts. The Fund may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Fund will ordinarily engage in such transactions only for bona fide hedging, risk management and other portfolio management purposes. However, the Fund is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain. The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under these regulations the Fund currently may enter into futures contracts and options thereon without limit for bona fide hedging purposes (as defined by CFTC regulations). The Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund's liquidation value; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Fund reserves the right to comply with any different standards established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon. See Appendix B to this SAI for more information.

     Call Options on Securities and Indices. The Fund may sell or purchase call options ("calls") on municipal bonds and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and in the over-the-counter markets. A call gives the purchaser the right to buy, and obligates the seller to sell, the underlying security or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). There are no other limitations on the Fund's ability to sell call options. A call sold (i.e., written) by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or index and may require the Fund to hold a security which it might otherwise have sold. The purchase of a call gives the Fund the right to buy a security or index at a fixed price. There are no limitations on the Fund's ability to purchase call options.

     Put Options on Securities and Indices. The Fund may purchase put options ("puts") that relate to municipal bonds (whether or not it holds such securities in its portfolio) or indices. The Fund may also sell put options it has previously purchased. There are no limitations on the Fund's ability to purchase put options or sell previously purchased put options. The Fund will not write put options.

     Municipal Market Data Rate Locks. The Fund may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a hedging technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position at whatever point on the yield curve the Fund may select to further its investment objective. The Fund will ordinarily use these transactions as a hedge or for risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Advisor, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance. The Fund will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

     Short Sales. The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Although short sale transactions are not currently available with respect to municipal bonds, the Fund may engage in short sales on taxable bonds.

     When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling as a hedging technique may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may make short sales "against the box" without regard to such limitations.

     Risks of Hedging Techniques. The principal risks relating to the use of futures contracts and other Hedging Techniques include: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Fund's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisor; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such techniques had not been used. Certain provisions of the Internal Revenue Code of 1986, as amended, may restrict or affect the ability of the Fund to engage in Hedging Techniques. See "Tax Matters."

     Appendix C to this SAI contains further information regarding the general characteristics and risks of Hedging Techniques.

OTHER INVESTMENT POLICIES AND TECHNIQUES

     Restricted and Illiquid Securities. Certain of the Fund's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The Fund may invest in illiquid securities without limitation.

     When-Issued and Forward Commitment Securities. The Fund may purchase municipal bonds on a "when-issued" basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued and forward commitment securities may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored to ensure that their marked to market value will on a continuing basis equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

     Borrowing. The Fund may borrow money and issue senior securities (including the Preferred Shares) to the extent permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction. Although it does not currently intend to do so, the Fund may from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

     The Fund intends to use financial leverage for investment purposes by issuing Preferred Shares. The issuance of Preferred Shares would permit the Fund to assume leverage in an amount up to 50% of its total assets. It is currently anticipated that, taking into account the Preferred Shares being offered in the Fund's current prospectus, the amount of leverage will represent approximately 38% of the Fund's total assets (after issuance). The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies.

     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings or make other investments constituting senior securities representing indebtedness unless immediately after a borrowing or the issuance of such a senior security the value of the Fund's total assets less liabilities (other than the borrowing or senior security) is at least 300% of the principal amount of such borrowing or senior security (i.e., such principal amount may not exceed 33-1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing or senior securities representing indebtedness, is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to repay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of preferred shares ("Preferred Shareholders") to elect a majority of the directors of the Fund.

     In addition to the limitations set forth above, if the Fund has any preferred shares outstanding, the Fund will not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of declaration, the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any borrowings and senior securities representing indebtedness. See "Preferred Shares and Related Leverage" in the prospectus.

     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments, subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. The use by the

Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with such agreements may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

     If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

     Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any such interest will be taxable. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors of the Fund (the "Board of Directors"). The Fund will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

     The Advisor may act as securities lending agent for the Fund and receive separate compensation for such services, subject to compliance with conditions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") permitting the Advisor to provide such services and receive such compensation. The Advisor receives fees equal to 25% of the Fund's income from securities lending transactions and a separate administrative fee equal to 0.025% of the average weekly net assets of the Fund's securities on loan.

     In these loan arrangements, the Fund will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the Fund or the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

     Inter-Fund Borrowing and Lending Arrangements. The SEC has granted an exemption that permits the Fund and all other funds advised by the Advisor to lend and borrow money for certain temporary purposes directly to and from those funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. The Advisor administers the program according to procedures approved by the Fund's Board of Directors, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.


PORTFOLIO TRADING AND TURNOVER RATE

     Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time to take advantage of what the Advisor believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or to recognize a gain, or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

     A change in the securities held by the Fund is known as "portfolio turnover." The Advisor manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable ordinary income and/or capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

     The portfolio turnover rate of the Fund is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (2) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (1) and (2) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. The Fund does not expect that its portfolio turnover rate will exceed 100% under normal market conditions.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and preferred shares, voting together as a single class, and the holders of a majority of the outstanding preferred shares voting as a separate class:

(1) Concentrate its investments in a particular industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(2) Borrow money or issue senior securities, except as permitted under the 1940 Act (including the issuance of preferred shares), as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

(4) Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

(5) Purchase physical commodities or contracts relating to physical commodities.

(6) Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     Also as a fundamental policy, under normal conditions the Fund will invest at least 80% of its "assets" (defined, for this purpose, to mean the Fund's net assets plus the amount of any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal income tax and regular Minnesota personal income tax.

     When used with respect to particular shares of the Fund, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

     For purposes of applying the limitation set forth in subparagraph (1) above, the SEC would currently consider the Fund to be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. Securities of the U.S. government, its agencies or instrumentalities, and securities issued by U.S. states, municipalities and other domestic governments or political subdivisions of such governments, are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest 25% or more of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities. The Fund reserves the right to invest 25% or more of its assets in industrial development bonds and private activity securities.

OTHER INVESTMENT LIMITATIONS

     Under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     Except for the Fund's fundamental investment restriction regarding borrowing, the fundamental investment restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

     The Fund operates as a "non-diversified" investment company, as defined under the 1940 Act. However, in order to comply with federal tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each fiscal year, (1) no more than 25% of the value of the Fund's total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and (2) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the directors of the Fund to the extent appropriate in light of changes to applicable tax requirements.

     The Fund has applied for ratings for the Preferred Shares from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's holders of common shares or its ability to achieve its investment objective. It is a condition to closing the offering described in the prospectus that the Preferred Shares be initially given the highest ratings by Moody's
(Aaa) or by S&P (AAA), but no assurance can be given that such ratings will be obtained. As a general matter, no minimum rating is required for the issuance of preferred shares by a fund. Moody's and S&P receive fees in connection with their ratings issuances.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Board of Directors. The directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Advisor and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the directors. As of ____________, 2003, the directors and officers of the Fund as a group did not own any shares of the Fund.

     Basic information about the identity and experience of each director and officer is set forth in the charts below. Each such director and officer is also a director or officer of each of the other closed-end and open-end investment companies managed by the Advisor (the "Fund Complex"). The Fund Complex currently consists of nine closed-end funds (each of which is a registered investment company) and 58 open-end funds (which are portfolios of four registered investment companies). Information is set forth separately for directors who are interested persons of the Fund (as defined in the 1940 Act) and directors who are not interested persons of the Fund (the "Independent Directors"). The business address of the Fund, the Advisor and the Fund's board members and officers is 800 Nicollet Mall, Minneapolis, Minnesota 55402, unless specified otherwise below.

     The directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund Complex, and other directorships held are set forth below.

INDEPENDENT DIRECTORS
                                                                                                          NUMBER OF
                                                                                                       PORTFOLIOS IN       OTHER
                                POSITION                                                              FUND COMPLEX    DIRECTOR-SHIPS
                                HELD WITH    TERM OF OFFICE* AND             PRINCIPAL OCCUPATION       OVERSEEN BY      HELD BY
   NAME, ADDRESS AND AGE        THE FUND     OF TIME SERVED                    DURING LAST 5 YEARS        DIRECTOR      DIRECTOR**
-----------------------------  -----------   ----------------               ------------------------   --------------  -------------
Roger A. Gibson                Director      Director since September 16,   Vice President - Cargo,         70          None
1020 15th Street                             2002.  Serves for a            United Airlines, since
Suite 41A                                    one-year term that expires     July 2001; Vice President,
Denver, CO 80202                             at the next annual meeting     North America - Mountain
(Age 56)                                     of shareholders.               Region for United
                                                                            Airlines (1995 - 2001).

                                                     19

Leonard W. Kedrowski           Director      Director since September       Owner, Executive and            70          None
16 Dellwood Avenue,                          16, 2002.  Serves for a        Management Consulting,
Dellwood, MN 55110                           one-year term that expires     Inc., a management
(Age 61)                                     at the next annual meeting     consulting firm, since
                                             of shareholders.               1992; Chief Executive
                                                                            Officer, Creative
                                                                            Promotions
                                                                            International, LLC, a
                                                                            promotional award
                                                                            programs and products
                                                                            company, since 1999;
                                                                            Board member, GC
                                                                            McGuiggan Corporation
                                                                            (dba Smyth Companies),
                                                                            a label printer, since
                                                                            1993; Advisory Board
                                                                            Member, Designer Doors,
                                                                            a manufacturer of
                                                                            designer doors, from 1998
                                                                            to 2002; acted as CEO of
                                                                            Graphics Unlimited from
                                                                            1996 to 1998.
Richard K Riederer             Director      Director since September       Retired; President and          70          None
741 Chestnut Road,                           16, 2002.  Serves for a        Chief Executive Officer,
Sewickley, PA 15143                          one-year term that expires     Weirton Steel (1995-2001);
(age 58)                                     at the next annual meeting     Director, Weirton Steel
                                             of shareholders.               (1993 - 2001).
Joseph D. Strauss              Director      Director since September       Owner and President,            70          None
8525 Edinbrook                               16, 2002.  Serves for a        Excensus(TM), LLC, a
Crossing                                     one-year term that expires     consulting firm, since
Suite 5,                                     at the next annual meeting     2001; owner and President,
Brooklyn Park, MN 55443                      of shareholders.               Strauss Management Company,
(Age 62)                                                                    a Minnesota holding company
                                                                            for various organizational
                                                                            management business
                                                                            ventures, since 1993;
                                                                            owner, Chairman and Chief
                                                                            Executive Officer,
                                                                            Community Resource
                                                                            Partnerships, Inc., a
                                                                            strategic planning,
                                                                            operations management,
                                                                            government relations,
                                                                            transportation planning and
                                                                            public relations
                                                                            organization, since 1993;
                                                                            attorney at law.
Virginia L. Stringer           Chair;        Director since September       Owner and President, Strategic  70          None
712 Linwood Avenue,            Director      16, 2002.  Serves for a        Management Resources, Inc., a
St. Paul, MN 55105                           one-year term that expires     management consulting firm,
(Age 58)                                     at the next annual meeting     since 1993; Executive
                                             of shareholders.               Consultant for State Farm
                                                                            Insurance Company since
                                                                            1997; formerly President
                                                                            and director of The
                                                                            Inventure Group, a
                                                                            management consulting and
                                                                            training company, President
                                                                            of Scott's, Inc., a
                                                                            transportation company, and
                                                                            Vice President of Human
                                                                            Resources of The Pillsbury
                                                                            Company.
James M. Wade                  Director      Director since September       Owner and President, Jim Wade   70          None
2802 Wind Bluff Circle                       16, 2002.  Serves for a        Homes, a homebuilding company,
Wilmington, NC  28409                        one-year term that expires     since 1999.
(Age 59)                                     at the next annual meeting
                                             of shareholders.

                                                  20

John M. Murphy, Jr.++          Director      Director since August 26,      Retired; Minnesota State        67          None
800 Nicollet Mall                            2002.  Serves for a            Chairman - U.S. Bancorp 2000 -
Minneapolis, MN 55402                        one-year term that expires     January 2003; Executive
(age 60)                                     at the next annual meeting     Vice President of U.S.
                                             of shareholders.               Bancorp, January 1999 -
                                                                            January 2003;  Chairman
                                                                            and Chief Investment
                                                                            Officer of First American
                                                                            Asset Management and U.S.
                                                                            Bank Trust, N.A., and
                                                                            Executive Vice President
                                                                            of U.S. Bancorp, 1991-1999.

*    Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.

**   Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities
     Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the 1940 Act.

++   Mr. Murphy is considered an "interested" director because of his former employment with U.S. Bancorp, U.S. Bancorp Asset
     Management (and its predecessor, First American Asset Management) and U.S. Bank Trust National Association, and his ownership of Securities issued by U.S. Bancorp.


     The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below. Each officer has served as such since the inception of the Fund. Officers serve at the pleasure of the Board of Directors and are re-elected annually by the Board.

FUND OFFICERS
                                                              PRINCIPAL
                                      POSITION                OCCUPATION(S)
                                      HELD WITH               DURING PAST
            NAME AND AGE              THE FUND                FIVE YEARS
    --------------------------- --------------------- --------------------------
    Thomas S. Schreier, Jr.     President             Chief Executive Officer of
    (Age 40)                                          the Advisor since May
                                                      2001; prior thereto, Chief
                                                      Executive Officer of First
                                                      American Asset Management
                                                      from December 2000 through
                                                      May 2002 and of Firstar
                                                      Investment & Research
                                                      Management Company
                                                      ("FIRMCO") from February
                                                      2001 through May 2002;
                                                      Senior Managing Director
                                                      and Head of Equity
                                                      Research of U.S. Bancorp
                                                      Piper Jaffray from October
                                                      1998 through December
                                                      2000; Senior Airline
                                                      Analyst and Director of
                                                      Equity Research of Credit
                                                      Suisse First Boston from
                                                      1996 to 1998.
    Mark S. Jordahl             Vice President --     Chief Investment Officer

    (Age 42)                    Investments           of the Advisor since
                                                      September 2001; prior
                                                      thereto, President and
                                                      Chief Investment Officer,
                                                      ING Investment Management
                                                      - Americas, September 2000
                                                      to June 2001, Senior Vice
                                                      President and Chief
                                                      Investment Officer,
                                                      ReliaStar Financial Corp,
                                                      January 1998 to September
                                                      2000, Executive Vice
                                                      President and Managing
                                                      Director, Washington
                                                      Square Advisors, January
                                                      1996 to December 1997.
    Jeffery M. Wilson           Vice President --     Senior Vice President of
    (Age 46)                    Administration        the Advisor since May
                                                      2001; prior thereto,
                                                      Senior Vice President of
                                                      First American Asset
                                                      Management.
    Robert H. Nelson            Treasurer             Senior Vice President of
    (Age 39)                                          the Advisor since May
                                                      2001; prior thereto,
                                                      Senior Vice President of
                                                      First American Asset
                                                      Management since 1998 and
                                                      of FIRMCO since February
                                                      2001; Senior Vice
                                                      President of Piper Capital
                                                      Management Inc. from 1994
                                                      to 1998.
    James D. Alt                Secretary             Partner, Dorsey & Whitney
    (Age 51)                                          LLP, a Minneapolis based
    50 South Sixth Street,                            law firm
    Suite 1500
    Minneapolis, MN 55402
    Kathleen L. Prudhomme       Assistant Secretary   Partner, Dorsey & Whitney
    (Age 49)                                          LLP, a Minneapolis based
    50 South Sixth Street,                            law firm
    Suite 1500
    Minneapolis, MN 55402
    Michael J. Radmer           Assistant Secretary   Partner, Dorsey & Whitney
    (Age 57)                                          LLP, a Minneapolis based
    50 South Sixth Street,                            law firm
    Suite 1500
    Minneapolis, MN 55402

----------
                                       22

     [As of ___________, 2003 none of the Directors own Fund shares]. The following table discloses the dollar range of equity securities beneficially owned by each of the directors on an aggregate basis in the other funds in the Fund Complex.

                                            AGGREGATE DOLLAR RANGE
                                            OF EQUITY SECURITIES IN
                                           ALL REGISTERED INVESTMENT
                                         COMPANIES OVERSEEN BY DIRECTOR
          NAME OF DIRECTOR                    IN THE FUND COMPLEX*
     --------------------------  -----------------------------------------------
     Roger A. Gibson
     Andrew M. Hunter III
     Leonard W. Kedrowski
     John M. Murphy, Jr.
     Richard K. Riederer
     Joseph D. Strauss
     Virginia L. Stringer
     James M. Wade

----------

* The dollar range disclosed is based on the value of the securities as of December 31, 2002.

     As of December 31, 2002, no Independent Director, and no immediate family member of an Independent Director, owned any securities issued by the Advisor or the principal underwriters, or any person or entity (other than the Fund or other funds in the Fund Complex) directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriters.

     Committees of the Board of Directors. The Board of Directors currently has three standing committees: an Audit Committee, a Pricing Committee and a Nominating Committee.

     The function of the Audit Committee is to recommend annually to the Board of Directors a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year. In connection therewith, the Committee will monitor that firm's performance (including a review of each audit and a review of fees paid), confer with that firm as to the Fund's financial statements and internal controls, evaluate the firm's independence, review procedures to safeguard portfolio securities, review the purchase by the Fund from the firm of nonaudit services, facilitate communications with management and service providers and review the Fund's back-up procedures and disaster recovery plans. The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. The Audit Committee currently consists of Messrs. Gibson and Riederer, Ms. Stringer (ex officio) and Mr. Kedrowski, who serves as its chairperson. Each member of the Audit Committee has been determined by the Board of Directors to be "independent" within the meaning of the listing standards of the American Stock Exchange.

     The Nominating Committee is responsible for recommending to the Board of Directors (i) nominees for election as directors, (ii) a successor to the Chair when a vacancy occurs, and (iii) compensation plans and arrangements for the directors, and for reviewing with the Chair the Chair's recommended Committee assignments. Current members of the Nominating Committee are Messrs. Gibson and Riederer and Ms. Stringer (ex officio). Any recommendations for nominees should be directed to the Secretary of the Fund, who will forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria.

     The Pricing Committee is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Messrs. Kedrowski and Murphy, Ms. Stringer (ex officio) and Mr. Strauss, who serves as its chairperson.

     Approval of Investment Advisory and Management Agreement. The Board of Directors, including a majority of the Independent Directors, has the responsibility under the 1940 Act to approve the Fund's Investment Advisory and Management Agreement ("Advisory Agreement") for its initial term and annually thereafter at a meeting called for the purpose of voting on such matter. The Advisory Agreement was approved for an initial two-year term by the Fund's Directors, including a majority of the Independent Directors, at a meeting held on September 18, 2002. In determining to approve the Advisory Agreement, the Directors reviewed the materials provided by the Advisor and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive closed-end municipal bond funds of a comparable size; (2) the nature and quality of the services to be rendered by the Advisor; (3) the historical performance of other closed-end municipal bond funds managed by the Advisor; (4) the anticipated benefits to be derived by the Advisor from its relationship with the Fund, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Advisor would be eligible to receive by allocating the Fund's brokerage transactions; and (5) profitability to the Advisor of other closed-end funds with similar fee and expense structures. The Directors also considered the fact that the Advisor agreed to waive a portion of its management fee in the amount of .05%, on an annualized basis, of the Fund's average weekly total net assets for roughly the first five years of the Fund's operations and to pay all organization and offering costs, other than the sales load, that exceed $.03 per share in connection with the Fund's common share offering.

     Compensation. The fees and expenses of the Independent Directors of the Fund are paid by the Fund. No compensation is paid by the Fund to any director who is an officer or employee of the Advisor or any of its affiliates. Each Independent Director, other than the Chair, currently receives from the Fund Complex a fee of $40,000 per year ($60,000 in the case of the Chair) plus $10,000 ($15,000 in the case of the Chair) per meeting of the full Board of Directors attending and $2,500 per Nominating Committee or Audit Committee meeting attended ($3,750 in the case of a committee chair). Independent Directors are also reimbursed for their travel expenses to attend meetings. In the event of telephonic Board meetings, each participating Independent Director receives a fee of $5,000 ($7,500 in the case of the Chair), and in the event of telephonic Nominating or Audit Committee meetings, each participating director receives a fee of $1,250 ($1,875 in the case of the Committee chair). In addition, Independent Directors may receive a per diem fee of $2,500 per day, plus travel expenses, when directors travel out of town on Fund business. However, Independent Directors do not receive the $2,500 per diem amount plus the foregoing Board or Committee fee for an out-of-town Committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. The amounts specified in this paragraph are allocated among the Fund and the other closed- and open-end investment companies in the Fund Complex on the basis of net assets.

     The Independent Directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan is expected to have no more than a negligible impact on Fund assets and liabilities and will not obligate the Fund to retain any director or pay any particular level of compensation. Neither the Fund nor any other fund in the Fund Complex provides any other pension or retirement benefits to directors.

     The following table sets forth the total compensation received by each Independent Director from the Fund and from the Fund Complex for the twelve months ended December 31, 2002.

                                                         TOTAL COMPENSATION
                                                          FROM THE FUND AND
                                      COMPENSATION        FUND COMPLEX PAID
         NAME OF BOARD MEMBER          FROM FUND         TO BOARD MEMBER(1)(2)
    ----------------------------   ------------------    ---------------------
    Roger A. Gibson                         $                    $
    Andrew M. Hunter(3)                     $                    $
    Leonard W. Kedrowski                    $                    $
    Richard K. Riederer                     $                    $
    Joseph D. Strauss                       $                    $
    Virginia L. Stringer                    $                    $
    James M. Wade                           $                    $

----------

(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $_______; Hunter ________; Kedrowski, $_______; Strauss, $_______; and Stringer, $_______.

(2) As of December 31, 2002, the Fund Complex consisted of four open-end investment companies, each of which have multiple portfolios, and 10 closed-end investment companies, totaling 70 funds, managed by the Advisor, including the Funds.

(3)  Mr. Hunter resigned as of January 2003.

CODE OF ETHICS

     The Fund and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these codes permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These codes of ethics also are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. In addition, copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

INVESTMENT ADVISOR

     U.S. Bancorp Asset Management, Inc., a Delaware corporation, serves as the investment advisor and manager of the Fund. The Advisor is a wholly owned subsidiary of U.S. Bank, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for more than 75 years. Both U.S. Bank and U.S. Bancorp Piper Jaffray are subsidiaries of U.S. Bancorp, a multi-state financial services holding company engaged through its subsidiaries in the general banking business, principally in domestic markets. The Advisor, U.S. Bancorp Piper Jaffray, U.S. Bank and U.S. Bancorp are located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. U.S. Bancorp operates four banks and eleven trust companies with banking offices in twenty-four contiguous states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At December 31, 2002, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $_____ billion, consolidated deposits of $____ billion and shareholders' equity of $____ billion.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     The Advisor has entered into an Advisory Agreement with the Fund under which the Advisor will furnish the Fund with investment advice and, in general, supervise the management and investment program of the Fund. The Advisory Agreement requires the Advisor to arrange, if requested by the Fund, for officers or employees of the Advisor to serve without compensation from the Fund as directors, officers, or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund. The Advisor has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by the Board of Directors of the Fund. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Fund, including the Fund's administrator, custodian and transfer agent, and for periodically reporting to the Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Fund with the necessary personnel, office facilities, and equipment to service the Fund's investments and to discharge its duties as investment advisor of the Fund. The Advisory Agreement provides for the Fund to pay a monthly management fee to the Advisor at an annualized rate equal to 0.40% of the Fund's average weekly total net assets, including any assets attributable to any preferred shares that may be outstanding. The Advisor has contractually agreed to lower its fee to 0.35% of average weekly total net assets for roughly the first five years of the Fund's operations.

     In addition to the investment advisory fee, the Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. The Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Fund under the Advisory Agreement for any negligence or willful misconduct by the Advisor. The Advisor has agreed to indemnify the Fund with respect to any loss, liability, judgment, cost or penalty that the Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

The Advisory Agreement was approved by the Fund's Board of Directors at an in person meeting held on September 18, 2002, including a majority of the directors who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). U.S. Bancorp, then the sole common shareholder of the Fund approved the Advisory Agreement as of October 24, 2002. The Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by the terminating party to the other. The Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

FUND ADMINISTRATION

     U.S. Bancorp Asset Management also acts as the administrator for the Fund pursuant to an Administration Agreement approved by the Fund's Board of Directors at an in-person meeting held on September 18, 2002, including a majority of the directors who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). Pursuant to the Administration Agreement, U.S. Bancorp Asset Management performs certain administrative and accounting functions for the Fund, including (1) calculating Fund expenses and controlling all disbursements for the Fund, and as appropriate, computing the Fund's yields, total return, expense ratios, portfolio turnover rate and, if required, portfolio dollar-weighted average maturity; (2) assisting Fund counsel with preparation of proxy materials; (3) preparing communications to shareholders, including the annual and semi-annual reports to shareholders, coordinating mailing notices, proxy statements, proxies and other reports to Fund shareholders, and supervising and facilitating the solicitation of proxies by the Fund for all shareholder meetings, including the tabulation process for shareholder meetings; (4) preparing, negotiating, and administering contracts on behalf of the Fund, subject to any approvals or reapprovals by the Fund's Board of Directors required by applicable law or Board procedures; (5) maintaining the Fund's general ledger and preparing the Fund's financial statements, including expense accruals and payments, determining the net asset value of the Fund's assets and of the Fund's shares, and providing for the payment of dividends and other distributions to shareholders; (6) calculating performance data of the Fund for dissemination to information services covering the investment company industry; (7) coordinating and supervising the preparation and filing of the Fund's tax returns; (8) examining and reviewing the operations and performance of the various organizations providing services to the Fund directly or on a subcontracted basis as provided for in the Administration Agreement and, at the request of the Fund's Board of Directors, reporting to the Board on the performance of such organizations; (9) providing for and coordinating the layout and printing of the Fund's publicly disseminated semi-annual and annual reports to shareholders; (10) providing internal legal and administrative services as requested by the Fund from time to time; (11) providing individuals reasonably acceptable to the Fund's Board of Directors for nomination, appointment, or election as officers of the Fund, who will be responsible for the management of certain of the Fund's affairs as determined by the Fund's Board of Directors; (12) advising the Fund and its Board of Directors on matters concerning the Fund and its affairs; (13) obtaining and keeping in effect fidelity bonds and directors and officers/errors and omissions insurance policies for the Fund in accordance with the requirements of Rules 17g-1 and 17d-1(7) under the 1940 Act as such bonds and policies are approved by the Fund's Board of Directors; (14) monitoring and advising the Fund on its registered investment company status under the Internal Revenue Code of 1986, as amended; (15) performing all administrative services and functions required for the operation of the Fund to the extent such administrative services and functions are not provided to the Fund pursuant to the Fund's Advisory Agreement, transfer agency agreement and custodian agreement; (16) furnishing advice and recommendations with respect to other aspects of the business and affairs of the Fund as the Fund and the Administrator shall determine desirable; (17) preparing and filing with the SEC the semi-annual reports for the Fund on Form N-SAR; and (18) organizing and coordinating meetings of the Fund's Board of Directors and the committees thereof. Under the Administration Agreement, the Fund pays U.S. Bancorp Asset Management a fee, payable monthly, at an annualized rate of 0.20% of the Fund's average weekly net assets, including any assets attributable to any preferred shares that may be outstanding.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the general supervision of the Board of Directors of the Fund, the Advisor is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded options and futures contracts.

     The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. The Advisor may, in its discretion, purchase and sell securities through dealers which provide research, statistical and other information to the Advisor and may, because of the value of the information provided by such dealers, pay such dealers a commission in excess of that which another dealer might have charged for effecting the same transaction. Such services may be used by the Advisor for all of its investment advisory accounts and, accordingly, not all such services may be used by the Advisor in connection with the Fund. The supplemental information received from a dealer may reduce the expenses of the Advisor for performing its services under the Advisory Agreement. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

     The Fund generally deals in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

     The Fund may from time to time place orders for the purchase or sale of securities with U.S. Bancorp Piper Jaffray, an affiliate of the Advisor. In such instances, the placement of orders would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that U.S. Bancorp Piper Jaffray is an affiliate of the Advisor. With respect to orders, if any, placed by U.S. Bancorp Piper Jaffray for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

                                 NET ASSET VALUE

     The Fund calculates at least weekly and makes available for weekly publication the net asset value of its common shares. The net asset value per common share will be determined as of the close of regular trading on the New York Stock Exchange. The net asset value attributable to common shares is calculated by subtracting the Fund's total liabilities and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The net asset value per common share is calculated by dividing its net asset value by the number of common shares outstanding and rounding the result to the nearest full cent.

     For purposes of this computation, portfolio securities are valued at their current market value determined on the basis of market quotations, or, if these quotations are not readily available, at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when these prices are believed by the Fund to reflect the fair market value of these securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day. Short-term investments having a maturity of 60 days or less will be generally valued at amortized cost.

     If the Advisor believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Directors of the Fund believe accurately reflects fair value.

                         DESCRIPTION OF PREFERRED SHARES

     The Fund's Articles of Incorporation authorize the issuance of 10,000,000 common shares and 1,000,000 preferred shares. Pursuant to the Articles, the Board of Directors may authorize the issuance of the preferred shares from time to time in such series and with such designations, preferences and other rights, qualifications, limitations and retrictions as are determined by the Board of Directors without a shareholder vote. Pursuant to that authority, the Board has designated ____ shares as Preferred Shares. The Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

     Preferred Shares will rank on parity with shares of any other class or series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. The Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. The Preferred Shares will be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

     As used in this Statement of Additional Information, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding common shares and Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

     LIMITED ISSUANCE OF PREFERRED SHARES. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's net assets (determined after deducting the amount of such dividend or distribution). To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), or any other preferred shares, the aggregate amount of such senior securities and other preferred shares will be added to the total liquidation value of any outstanding Preferred Shares for purposes of these asset coverage requirements. The liquidation value of the Preferred Shares is expected to be approximately 38% of the value of the Fund's net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of any other senior securities representing indebtedness and any other preferred shares at or below one-half of the value of the Fund's net assets.

     DISTRIBUTION PREFERENCE. The Preferred Shares will have complete priority over the common shares as to distribution of assets.

     LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, Preferred Shareholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

     VOTING RIGHTS. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Articles or the Fund's Bylaws or otherwise required by applicable law, Preferred Shareholders will vote together with common shareholders as a single class.

     In connection with the election of the Fund's Directors, Preferred Shareholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors, and the remaining Directors shall be elected by common shareholders and Preferred Shareholders, voting together as a single class. In addition, if at any time dividends on the outstanding Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Limitations - Fundamental Investment Restrictions." The class or series vote of Preferred Shareholders described above shall in each case be in addition to any separate vote of the requisite percentage of common shares and Preferred Shares, voting together, necessary to authorize the action in question.

     The Preferred Shares would not be entitled to vote on matters placed before shareholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been [irrevocably] deposited in trust to effect such redemption.

     REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE FUND. The terms of the Preferred Shares provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to common shares, while any resale of shares by the Fund will increase such leverage.


       ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

     General. The Depository Trust Company ("DTC") will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Fund's Statement Establishing and Fixing the Rights and Preferences of Preferred Shares. The Fund will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of the Directors, as described under "Description of Preferred Shares -- Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the Preferred Shares, whether for its own account or as a nominee for another person.

     Concerning the Auction Agent. The Auction Agent will act as agent for the Fund in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the facts pertinent to making such decision. The Fund shall indemnify the Auction Agent and its officers, directors, employees and agents for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Auction Agent arising out of or in connection with its agency under the auction agency agreement and under the Broker-Dealer Agreements entered by the Auction Agent pursuant to the auction agency agreement, including the costs and expenses of defending itself against any claim of liability in connection with its exercise or performance of any of its duties thereunder, except such as may result from its gross negligence or willful misconduct.

         The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfers of Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the business day preceding such Auction.

         The Auction Agent may terminate its auction agency agreement with the Fund upon at least 60 days notice to the Fund (30 days if such termination is due to nonpayment of amounts due to it). If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

         Broker-Dealers. The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the purchase price of the Preferred Shares placed by such Broker-Dealer at such auction in the case of any Auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any auction immediately preceding a dividend period of one year or longer. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

         The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction, if there are other Broker-Dealers.


                           REPURCHASE OF COMMON SHARES

         The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, the extent of call protection on the Fund's portfolio, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end management investment company may frequently trade at prices lower than net asset value, the Fund's Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Board of Directors may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if:
(1) such transactions, if consummated, would (a) result in the delisting of the common shares from the American Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end management investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Directors may in the future modify these conditions in light of experience.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end management investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

         The following is a description of certain Federal and Minnesota income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Fund. The discussion reflects applicable tax laws of the United States and the State of Minnesota as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

FEDERAL INCOME TAX MATTERS

         The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

         As a regulated investment company, the Fund will not be subject to Federal income tax on its income that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions) (the "Distribution Requirement").

         If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of Fund shares.

         Although there is a dividend reinvestment plan available, the tax status of your dividend is not affected by whether you reinvest your dividends or receive them in cash. In addition, although dividends generally will be treated as distributed when paid, dividends declared in October, November or

December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the holder of common shares) on December 31.

         The Fund intends to invest in sufficient tax-exempt municipal bonds to permit payment of "exempt-interest dividends" (as defined in the Code). Generally, exempt-interest dividends paid to Preferred Shareholders retain their tax-exempt character and are not includable in the holder's gross income for Federal income tax purposes. However, exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to Federal income tax and, as noted below, may generate a tax preference for alternative minimum tax purposes.

         In addition, the Fund may distribute "capital gain dividends" as defined in the Code. The Fund will not be taxed on such distributed gains and the shareholder will be taxed on the distribution at long term capital gains rates regardless of the shareholder's holding period.

         Distributions by the Fund that do not constitute capital gain dividends or exempt-interest dividends (as defined above) will be taxable as ordinary income to the extent of the current or accumulated earnings and profits of the Fund and any excess over such earnings and profits will be treated first as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares and then as gain from the sale of his or her shares, as discussed below.

         The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the Preferred Shareholders in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

         If the Fund makes a retroactive allocation of taxable income to the Preferred Shareholders it will make Gross-up Payments to the shareholders who are subject to the retroactive allocation, as described in the prospectus under "Description of Preferred Shares--Dividend and Rate Periods--Gross-up Payments". Gross-up Payments may affect the Fund's calculation of each class's allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the Internal Revenue Service or other sources specifically addressing whether the Fund's method for allocating tax-exempt income, net capital gains and other taxable income between common shares and the Preferred Shares will be respected for federal income tax purposes, and it is possible that the Internal Revenue Service could attempt to reallocate the Fund's net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by the Fund as exempt-interest dividends for Preferred Shareholders may be recharacterized as additional capital gains or other taxable income. In the event of such a recharacterization, the Fund would not be required to make payments to offset the tax effect of such reallocation. In addition, a reallocation may cause the Fund to be liable for income tax and excise tax on any reallocated taxable income.

         The federal income tax consequences of the Gross-up Payments under existing law are uncertain. The Fund intends to treat a holder as receiving a dividend distribution in the amount of any Gross-up Payment only as and when such payment is made. A Gross-up Payment generally will be designated by the Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the Internal Revenue Service may assert that all or part of a Gross-up Payment is a taxable dividend either in the taxable year for which the Fund made the retroactive allocation or in the taxable year in which paid.

         Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. To the extent the Fund receives income treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to holders of Fund shares to the extent that their tax liability is determined under the alternative minimum tax. The Fund will annually supply holders of Fund shares with reports indicating the amount and nature of all income distributed to them as well as the percentage of Fund income attributable to tax preference items subject to the alternative minimum tax.

         Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. For corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings. Accordingly, investment in the Fund could cause a holder of Fund shares to be subject to, or result in an increased liability under, the alternative minimum tax.

         The redemption, sale or exchange of common shares generally will result in capital gain or loss to holders who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year.
 Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 38.6%. (Effective for taxable years beginning after December 31, 2000, the Economic Growth and Tax Relief Reconciliation Act of 2001 creates a new 10 percent income tax bracket and reduces the tax rate applicable to ordinary income over a six year phase-in period. Beginning in taxable year 2006, ordinary income will be subject to a 35% maximum rate.)

         No losses will be allowed on the redemption, sale or exchange of Preferred Shares if the shareholder purchases other Preferred Shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to Preferred Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of Preferred Shares held for six months or less (i) will be disallowed to the extent of any exempt-interest dividends received with respect to such Preferred Shares and, (ii) such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or credited as undistributed capital gain) with respect to such Preferred Shares.

         If you borrow money to invest in common shares of the Fund, you may not be able to deduct the interest with respect to that loan. Moreover, Fund shares may be treated as being financed by a loan even if the loan cannot be traced directly to the investment in such shares.

         The Fund may, at its option, redeem Preferred Shares in whole or in part and is required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from such a redemption of Preferred Shares will be taxed as gain or loss from the sale or exchange of Preferred Shares rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund or
(c) is substantially disproportionate with respect to the owner's interest in the Fund. For these purposes, an owner's ownership of common shares will be taken into account.

         In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

         If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

         If at any time when Preferred Shares are outstanding, the Fund fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, it will be required to suspend distributions to holders of the common shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of Preferred Shares - Dividends and Rate Periods - Restriction on Dividends and Other Distributions" in the prospectus. Such a suspension may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize the Fund's qualification for treatment as a regulated investment company or cause the Fund to incur an income tax or excise tax liability, or both. If the Fund fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage when Preferred Shares are outstanding, it will be required to redeem Preferred Shares to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objective. The capitalized terms used herein and not otherwise defined have the same meaning as in the Fund's Statement Establishing the Rights and Preferences of Preferred Shares, attached hereto as Appendix A.

         The Internal Revenue Service, in a revenue ruling, held that certain auction rate preferred stock would be treated as stock for federal income tax purposes. The terms of the Preferred Shares are substantially similar, but not identical, to the auction rate preferred stock discussed in the revenue ruling. The Fund intends to treat the Preferred Shares as stock of the Fund for tax purposes and to treat the distribution with respect to the Preferred Shares (other than distributions in redemptions of Preferred Shares subject to Section 302(b) of the Code) as dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. Nevertheless, it is possible that the Internal Revenue Service might take a contrary position, asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, distributions by the Fund to the Preferred Shareholders would constitute interest and would be taxable as ordinary income to the recipient.

         The Fund is required to withhold on certain dividends and other payments paid to non-corporate shareholders who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld maybe credited against the shareholder's federal income tax liability.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Holders of common shares are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its holders of common shares.

MINNESOTA INCOME TAX MATTERS

         In certain limited circumstances, the amount of social security and railroad retirement benefits subject to Minnesota income tax may be affected by the amount of exempt-interest dividends received by shareholders of the Fund. Losses (including those of corporations) that are disallowed under federal law by reason of a shareholder's receipt of exempt-interest dividends will be treated similarly under Minnesota law, notwithstanding that all or a portion of such dividends are not excluded from Minnesota taxable net income. Minnesota law restricts for individuals, estates and trusts the deductibility of interest expense on indebtedness incurred or continued to purchase or carry shares of the Fund, as well as certain other expenses allocable to such shares, notwithstanding that all or a portion of the exempt-interest dividends are not excluded from Minnesota taxable net income.

         The 1995 Minnesota Legislature enacted a statement of intent (codified at Minn. Stat. ss. 289A.50, subd.10) that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota municipal bonds held by the Fund would become taxable under this Minnesota statutory provisions.

                            TAXABLE EQUIVALENT YIELDS

Minnesota municipal bonds can provide double tax-free income (exempt from both regular Federal income tax and Minnesota personal income tax) for investors who are residents of Minnesota for tax purposes. The table below illustrates the hypothetical yield a Minnesota resident would need to earn on a taxable investment in order to equal the stated tax-free yield on a Minnesota municipal bond. For example, a Minnesota resident in the 35% federal income tax bracket would need to find a taxable investment yielding 9.18% in order to match the after-tax income from a Minnesota municipal bond yielding 5.50%.


                       IN THE FOLLOWING TAX BRACKET                       A TAX EXEMPT YIELD OF
                    ----------------------------------  ---------------------------------------
                       FEDERAL        MN       BLENDED     4.00%      4.50%       5.00%      5.50%      6.00%
                    ------------   --------   ----------  -------    -------     -------  -----------  ------
                                                                  EQUALS A TAXABLE INVESTMENT YIELDING
                    -----------------------------------------------------------------------------------------

                       27.00%         7.05%     32.15%      5.90%      6.63%       7.37%      8.11%      8.84%
                    --------------------------------------------------------------------------------------------
                       30.00%         7.85%     35.50%      6.20%      6.98%       7.75%      8.53%      9.30%
                    --------------------------------------------------------------------------------------------
                       35.00%         7.85%     40.10%      6.68%      7.51%       8.35%      9.18%     10.02%
                    --------------------------------------------------------------------------------------------
                       38.60%         7.85%     43.42%      7.07%      7.95%       8.84%      9.72%     10.60%
                    --------------------------------------------------------------------------------------------

The table uses 2002 marginal Federal and Minnesota tax rates. The tax free yields in the table are for illustrative purposes only and do not represent or predict the tax free yield of the Fund. The table does not take into account the effects of the federal and Minnesota alternative minimum tax or capital gains taxes.

                   CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

         The Fund's securities and cash are held under a Custodian Agreement by U.S. Bank National Association (the "Custodian"), 336 North Robert Street, St. Paul, Minnesota 55101. The Custodian is the parent company of the Advisor. The Custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. All of the instruments representing the investments of the Fund and all cash are held by the Custodian in compliance with the 1940 Act. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses.

         As compensation for its services to the Fund, the Custodian is paid a monthly fee at an annualized rate of .01% of the Fund's average weekly net assets, including any assets attributable to any Preferred Shares that may be outstanding. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Fund. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors.

         EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, acts as the transfer agent and registrar for the Fund's common shares.

         The Bank of New York, 1 Wall Street, New York, New York 10286, serves as the auction agent.


                              INDEPENDENT AUDITORS

         Ernst & Young LLP, located at 220 South Sixth Street, Minneapolis, Minnesota 55402, provides accounting, auditing and tax services to the Fund.

                                     COUNSEL

         ___________________________________, has passed upon certain legal matters in connection with the Preferred Shares offered by the prospectus.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by the Fund with the SEC. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.


                         REPORT OF INDEPENDENT AUDITORS

                                  [To be filed]


                               FINANCIAL STATEMENT

                                  [To be filed]

                                   APPENDIX A








                 FIRST AMERICAN MINNESOTA MUNICIPAL FUND II INC.



      FORM OF STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES



                     OF PREFERRED STOCK ("PREFERRED SHARES")



                                    SERIES __

                 FIRST AMERICAN MINNESOTA MUNICIPAL FUND II INC.

                                TABLE OF CONTENTS

DEFINITIONS

"AA" COMPOSITE COMMERCIAL PAPER RATE
ACCOUNTANT'S CONFIRMATION
AFFILIATE
AGENT MEMBER
ANNUAL VALUATION DATE
ANTICIPATION NOTES
APPLICABLE RATE
ARTICLES
AUCTION.
AUCTION AGENCY AGREEMENT
AUCTION AGENT
AUCTION DATE
AUCTION PROCEDURES
AVAILABLE PREFERRED SHARES
BENCHMARK RATE
BENEFICIAL OWNER
BID AND BIDS
BIDDER AND BIDDERS
BOARD OF DIRECTORS
BROKER-DEALER
BROKER-DEALER AGREEMENT
BUSINESS DAY
CODE
COMMERCIAL PAPER DEALERS
COMMON STOCK
CURE DATE
DATE OF ORIGINAL ISSUE
DEPOSIT SECURITIES
DISCOUNTED VALUE
DIVIDEND PAYMENT DATE
DIVIDEND PERIOD
EXISTING HOLDER
FAILURE TO DEPOSIT
FEDERAL TAX RATE INCREASE
FUND
HOLDER
HOLD ORDER AND HOLD ORDERS
INDEPENDENT ACCOUNTANT
INITIAL RATE PERIOD
INTEREST EQUIVALENT

ISSUE TYPE CATEGORY
KENNY INDEX
LATE CHARGE
LIQUIDATION PREFERENCE
MARKET VALUE
MAXIMUM RATE
MINIMUM RATE PERIOD
MOODY'S
MOODY'S DISCOUNT FACTOR
MOODY'S ELIGIBLE ASSET
MOODY'S EXPOSURE PERIOD
MOODY'S VOLATILITY FACTOR
MUNICIPAL OBLIGATION
PREFERRED SHARES
PREFERRED SHARES BASIC MAINTENANCE AMOUNT
PREFERRED SHARES BASIC MAINTENANCE CURE DATE
PREFERRED SHARES BASIC MAINTENANCE REPORT
MUNICIPAL OBLIGATIONS
1940 ACT
1940 ACT CURE DATE
1940 ACT PREFERRED SHARES ASSET COVERAGE
NOTICE OF REDEMPTION
NOTICE OF SPECIAL RATE PERIOD
ORDER AND ORDERS
OTHER ISSUES
OUTSTANDING
PERSON
POTENTIAL BENEFICIAL OWNER
POTENTIAL HOLDER
PREFERRED STOCK
QUARTERLY VALUATION DATE
RATE MULTIPLE
RATE PERIOD
RATE PERIOD DAYS
RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD
REDEMPTION PRICE
REFERENCE RATE
REGISTRATION STATEMENT
S&P
S&P DISCOUNT FACTOR
S&P ELIGIBLE ASSET
S&P EXPOSURE PERIOD
S&P VOLATILITY FACTOR
SECURITIES DEPOSITORY
SELL ORDER AND SELL ORDERS
SPECIAL RATE PERIOD

SPECIAL REDEMPTION PROVISIONS
SUBMISSION DEADLINE
SUBMITTED BID AND SUBMITTED BIDS
SUBMITTED HOLD ORDER AND SUBMITTED HOLD ORDERS
SUBMITTED ORDER AND SUBMITTED ORDERS
SUBMITTED SELL ORDER AND SUBMITTED SELL ORDERS
SUBSEQUENT RATE PERIOD
SUBSTITUTE COMMERCIAL PAPER DEALER
SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER
SUFFICIENT CLEARING BIDS
TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE
TREASURY BILL
TREASURY BILL RATE
TREASURY NOTE
TREASURY NOTE RATE
U.S. GOVERNMENT SECURITIES DEALER
VALUATION DATE
VOLATILITY FACTOR
VOTING PERIOD
WINNING BID RATE

PART I

1.   NUMBER OF AUTHORIZED SHARES
2.   DIVIDENDS
     (a)  RANKING
     (b)  CUMULATIVE CASH DIVIDENDS
     (c)  DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE
     (d)  DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF
     (e)  DIVIDEND RATES AND CALCULATION OF DIVIDENDS
          (i)  DIVIDEND RATES
          (ii) CALCULATION OF DIVIDENDS
     (f)  CURING A FAILURE TO DEPOSIT
     (g)  DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT
     (h)  AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND
     (i)  DIVIDENDS PAID TO HOLDERS
     (j)  DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS
     (k)  DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS
3.   [Reserved]
4.   DESIGNATION OF SPECIAL RATE PERIODS
     (a)  LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD
     (b)  ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD
     (c)  NOTICE OF PROPOSED SPECIAL RATE PERIOD
     (d)  NOTICE OF SPECIAL RATE PERIOD
     (e)  FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD

5.   VOTING RIGHTS
     (a)  ONE VOTE PER SHARE OF PREFERRED SHARES
     (b)  VOTING FOR ADDITIONAL DIRECTORS
          (i)  VOTING PERIOD
          (ii) NOTICE OF SPECIAL MEETING
         (iii) TERMS OF OFFICE OF EXISTING DIRECTORS
          (iv) TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD
     (c)  HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS
          (i)  INCREASES IN CAPITALIZATION
          (ii) 1940 ACT MATTERS
     (d)  BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL
     (e)  VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS
     (f)  NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING
     (g)  VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS
     (h)  HOLDERS ENTITLED TO VOTE

6.   1940 ACT PREFERRED SHARES ASSET COVERAGE

7.   PREFERRED SHARES BASIC MAINTENANCE AMOUNT

8.   [Reserved]

9.   RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS
     (a)  DIVIDENDS ON PREFERRED STOCK OTHER THAN PREFERRED SHARES
     (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON STOCK UNDER THE 1940 ACT.
     (c)  OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS

10.  RATING AGENCY RESTRICTIONS

11.  REDEMPTION
     (a)  OPTIONAL REDEMPTION
     (b)  MANDATORY REDEMPTION
     (c)  NOTICE OF REDEMPTION
     (d)  NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES
     (e)  ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION
     (f)  AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND
     (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING
     (h)  COMPLIANCE WITH APPLICABLE LAW
     (i)  ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED

12.  LIQUIDATION RIGHTS
     (a)  RANKING

     (b)  DISTRIBUTIONS UPON LIQUIDATION
     (c)  PRO RATA DISTRIBUTIONS
     (d)  RIGHTS OF JUNIOR STOCK
     (e)  CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION

13.  MISCELLANEOUS
     (a)  AMENDMENT OF APPENDIX A TO ADD ADDITIONAL SERIES
     (b)  APPENDIX A INCORPORATED BY REFERENCE
     (c)  NO FRACTIONAL SHARES
     (d) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND
     (e)  BOARD MAY RESOLVE AMBIGUITIES
     (f)  HEADINGS NOT DETERMINATIVE
     (g)  NOTICES

PART II

1.   ORDERS
2.   SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT
3.   DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE
     RATE
4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES
5.   [Reserved]
6.   AUCTION AGENT
7.   TRANSFER OF PREFERRED SHARES
8.   GLOBAL CERTIFICATE
[9.  FORCE MAJEURE]

APPENDIX A

SECTION 1.     DESIGNATION AS TO SERIES
SECTION 2.     NUMBER OF AUTHORIZED SHARES PER SERIES
SECTION 3.     EXCEPTIONS TO CERTAIN DEFINITIONS
SECTION 4.     CERTAIN DEFINITIONS
SECTION 5.     INITIAL RATE PERIODS
SECTION 6. DATE FOR PURPOSES OF PARAGRAPH (yyy) CONTAINED UNDER THE HEADING "DEFINITIONS" IN THIS STATEMENT
SECTION 7. PARTY NAMED FOR PURPOSES OF THE DEFINITION OF "RATE MULTIPLE" IN THIS STATEMENT
SECTION 8.     ADDITIONAL DEFINITIONS
SECTION 9.     DIVIDEND PAYMENT DATES
SECTION 10. AMOUNT FOR PURPOSES OF SUBPARAGRAPH (c)(i) OF SECTION 5 OF PART I OF THIS STATEMENT
SECTION 11.    REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS
SECTION 12.    APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH(b)(iii) OF

               SECTION 3 OF PART II OF THIS STATEMENT

                 FIRST AMERICAN MINNESOTA MUNICIPAL FUND II INC.

         STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF
            AUCTION PREFERRED STOCK ("PREFERRED SHARES"), SERIES __

     First American Minnesota Municipal Fund II Inc., a Minnesota corporation ("Fund"), hereby certifies to the Secretary of State of Minnesota as follows:

     First: Pursuant to authority expressly vested in the Board of Directors of the Fund by its articles of incorporation, the Board of Directors has, by resolution duly adopted on _______, authorized the issuance of a series of its authorized Preferred Stock designated as its Auction Preferred Stock, Series __.

     Second: The rights and preferences of the shares of such series of Preferred Stock and each other series of Preferred Stock now or hereafter described in this Statement Establishing and Fixing the Rights and Preferences of Preferred Stock ("Statement") are as set forth in this Statement.

     Third: That to the extent permitted by Minnesota law, any provisions of the articles of incorporation that conflict with or are inconsistent with the provisions of this Statement are hereby amended to conform to the terms of this Statement.


     Preferred Shares may be marketed under the name "auction preferred shares" or "APS" or such other name as the Board of Directors may approve from time to time.


                                   DEFINITIONS

     Except as otherwise specifically provided in Section 3 of APPENDIX A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     (a) ""AA" COMPOSITE COMMERCIAL PAPER RATE," on any date for a Rate Period of shares of a series of Preferred Shares, shall mean (i)(A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Financial Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and
(B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the interest equivalent of the 120-day and 180-day rates; (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated

"AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; and (8) in the case of a Special Rate Period of 183 or more Rate Period Days, the Treasury Rate which most closely matches the Special Rate Period; interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

     (b) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.

     (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors, trustees or executive officers of which is a director of the Fund be deemed to be an Affiliate solely because such director, trustee or executive officer is also a director of the Fund.

     (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

     [(d) "ANNUAL VALUATION DATE" shall mean the last Business Day of December of each year.]

     (e) "ANTICIPATION NOTES" shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes
(BANs) that are rated by S&P.

     (f)  "APPLICABLE RATE" shall have the meaning specified in subparagraph
(e)(i) of Section 2 of Part I of this Statement.

     (g) "ARTICLES" shall have the meaning specified on the first page of this Statement.

     (h) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

     (i) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     (j) AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of Part II of this Statement.

     (k) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

     (1) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

     (m) "AVAILABLE PREFERRED SHARES" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

     (n) "BENCHMARK RATE" shall have the meaning specified in Section 12 of APPENDIX A hereto.

     (o) "BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

     (p) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (q) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

     (r) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Fund or any duly authorized committee thereof.

     (s) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker- Dealer in
Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

     (t) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

     (u) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or any other day on which banks in The City of New York, New York, are authorized by law to close.

     (v)  "CODE" means the Internal Revenue Code of 1986, as amended.

     (w) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Fund as to which Moody's, S&P or any substitute rating agency then rating the Preferred Shares shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

     (x) "COMMON STOCK" shall mean the outstanding shares of common stock, par value $.01 per share, of the Fund.

     (y) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

     (z) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of Preferred Shares, shall mean the date on which the Fund initially issued such shares.

     (aa) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least A-l+ or SP-l+ by S&P, except that, for purposes of subparagraph (a)(v) of Section 11 of Part I of this Statement, such Municipal Obligations shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-l by Moody's.

     (bb) "DISCOUNTED VALUE," as of any Valuation Date, shall mean, (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) (a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the lesser of the Market Value or par value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

     (cc) [Reserved]

     (dd) [Reserved]

     (ee) "DIVIDEND PAYMENT DATE," with respect to shares of a series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

     (ff) "DIVIDEND PERIOD," with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

     (gg) "EXISTING HOLDER," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

     (hh) "FAILURE TO DEPOSIT," with respect to shares of a series of Preferred Shares, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, Eastern time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (ii) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Moody's Volatility Factor."

     (jj) "FUND" shall mean the entity named on the first page of this Statement, which is the issuer of the Preferred Shares.

     (kk) [Reserved]

     (ll) "HOLDER," with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the stock books of the Fund.

     (mm) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (nn) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

     (oo) "INITIAL RATE PERIOD," with respect to shares of a series of Preferred Shares, shall have the meaning specified with respect to shares of such series in Section 5 of APPENDIX A hereto.

     (pp) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security that is equal to the yield on an equivalent interest- bearing security.

     (qq) "ISSUE TYPE CATEGORY," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

     (rr) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

     (ss) "LATE CHARGE" shall have the meaning specified in subparagraph
(e)(1)(B) of Section 2 of Part I of this Statement.

     (tt) "LIQUIDATION PREFERENCE," with respect to a given number of Preferred Shares, means $25,000 times that number.

     (uu) "MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined in accordance with the pricing procedures of the Fund

     (vv) [Reserved]

     (ww) "MAXIMUM RATE," for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean:

     (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

     (A) the dividend rate on shares of such series for the then-ending Rate Period; and

     (B) the product of (1) the higher of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and
(3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

     (xx) [Reserved]

     (yy) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

     (zz) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

     (aaa) "MOODY'S DISCOUNT FACTOR" shall have the meaning specified in Section 4 of APPENDIX A hereto.

     (bbb) "MOODY'S ELIGIBLE ASSET" shall have the meaning specified in Section 4 of APPENDIX A hereto.

     (ccc) "MOODY'S EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

     (ddd) "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal federal individual income tax rate applicable to ordinary income and the maximum marginal federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:


                   FEDERAL                      VOLATILITY
              TAX RATE INCREASE                   FACTOR
              -----------------                   ------
                      5%                           295%
                     10%                           317%
                     15%                           341%
                     20%                           369%
                     25%                           400%
                     30%                           436%
                     35%                           477%
                     40%                           525%


     (eee) "PREFERRED SHARES" shall have the meaning set forth on the first page of this Statement.

     (fff) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Stock outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to Preferred Shares (or other Preferred Stock) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for Preferred Shares outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding shares of Preferred Stock to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this
Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other shares of Preferred Stock outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other shares of Preferred Stock) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of shares of Preferred Stock other than Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of shares of Preferred Stock other than Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) reserved; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through
(i)(F) become payable, otherwise the Moody's Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F).

     (ggg) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

     (hhh) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

     (iii) "MUNICIPAL OBLIGATIONS" shall mean any and all instruments that pay interest or make other distributions that are exempt from regular federal income tax and in which the Fund may invest consistent with the investment policies and restrictions contained in its registration statement on Form N-2 (333- ) ("Registration Statement"), as the same may be amended from time to time.

     (jjj) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

     (kkk) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

     (lll) "1940 ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company as a condition of declaring dividends on its common stock).

     (mmm) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 11 of Part I of this Statement.

     (nnn) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of Preferred Shares pursuant to subparagraph (d)(i) of
Section 4 of Part I of this Statement.

     (ooo) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (ppp) Reserved.

     (qqq) "OTHER ISSUES," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

     (rrr) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

     (sss) Reserved.

     (ttt) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     (uuu) Reserved.

     (vvv) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

     (www) "POTENTIAL HOLDER," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

     (xxx) "PREFERRED STOCK" shall mean the preferred stock of the Fund, and includes the Preferred Shares.

     (yyy) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each March, June, September and December of each year, commencing on the date set forth in Section 6 of APPENDIX A hereto.

     (zzz) "RATE MULTIPLE" shall have the meaning specified in Section 4 of APPENDIX A hereto.

     (aaaa) "RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

     (bbbb) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

     (cccc) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

     (dddd) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.

     (eeee) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

     (ffff) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

     (gggg) "S&P" shall mean Standard & Poor's Ratings Services, a New York corporation, and its successors.

     (hhhh) "S&P DISCOUNT FACTOR" shall have the meaning specified in Section 4 Of APPENDIX A hereto.

     (iiii) "S&P ELIGIBLE ASSET" shall have the meaning specified in Section 4 of APPENDIX A hereto.

     (jjjj) "S&P EXPOSURE PERIOD" shall mean the maximum period of time following a Valuation Date that the Fund has under this Statement to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount (as described in paragraph (a) of Section 7 of Part I of this Statement).

     (kkkk) "S&P VOLATILITY FACTOR" shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer; (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.

     (llll) Reserved.

     (mmmm) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with Preferred Shares.

     (nnnn) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (oooo) "SPECIAL RATE PERIOD," with respect to shares of a series of Preferred Shares, shall have the meaning specified in paragraph (a) of Section 4 of Part I of this Statement.

     (pppp) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

     (qqqq) "SUBMISSION DEADLINE" shall mean 1:30 P.M., Eastern time, on any Auction Date or such other time on any Auction Date by which Broker- Dealers are required to submit orders to the Auction Agent as specified by the Auction Agent from time to time.

         (rrrr) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         (ssss) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         (tttt) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         (uuuu) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         (vvvv) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

         (wwww) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean Credit Suisse First Boston or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be Commercial Paper Dealer.

         (xxxx) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

         (yyyy) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         (zzzz) [Reserved]
         (aaaaa) [Reserved]

         (bbbbb) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any comparable index ("Kenny Index") (provided, however, that any such comparable index must be approved by Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., Eastern time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by
(B) 1.00 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., Eastern time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

         (ccccc) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

         (ddddd) "TREASURY BILL RATE," on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer of U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

         (eeeee) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

         (fffff) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

         (ggggg) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc and Morgan Guaranty Trust Company of New York and any other U.S. Government

Securities Dealer selected by the Fund as to which Moody's (if Moody's is then rating the Preferred Shares) or S&P (if S&P is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

         (hhhhh) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each month.

         (iiiii) "VOLATILITY FACTOR" shall mean, as of any Valuation Date, the greater of the Moody's Volatility Factor and the S&P Volatility Factor.

         (jjjjj) "VOTING PERIOD" shall have the meaning specified in paragraph
(b) of Section 5 of Part I of this Statement.

         (kkkkk) "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         Any additional definitions specifically set forth in Section 8 of APPENDIX A hereto shall be incorporated herein and made part hereof by reference thereto.



                                     PART I

1.   NUMBER OF AUTHORIZED SHARES.

         The number of authorized shares constituting a series of Preferred Shares shall be as set forth with respect to such series in Section 2 of APPENDIX A hereto.

2.   DIVIDENDS.

         (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with shares of any other series of Preferred Stock as to the payment of dividends by the Fund.

         (b) CUMULATIVE CASH DIVIDENDS. The Holders of Preferred Shares of any series shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

         (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on Preferred Shares of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

         (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to shares of a series of Preferred Shares shall be as set forth with respect to shares of such series in Section 9 of APPENDIX A hereto; provided, however, that:

         (i) in the case of a series of Preferred Shares designated as "Series
__ Preferred Shares" in Section 1 of APPENDIX A hereto, if the ______ on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls [prior to] [after] such ______; and

         (ii) notwithstanding Section 9 of APPENDIX A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

         (e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS. (i) DIVIDEND RATES. The dividend rate on Preferred Shares of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation" in Section 1 of APPENDIX A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

         (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

         (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of
(1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

         (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3'/BB-"); or

         (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, Eastern time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3'/BB-") (the rate per annum at which dividends are payable on shares of a series of Preferred Shares for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

         (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

         (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph
(e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, Eastern time, on the Business Day next preceding each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

         (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

         (i) DIVIDENDS PAID TO HOLDERS. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the stock books of the Fund on the Business Day next preceding such Dividend Payment Date.

         (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID

DIVIDENDS. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the stock books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

         (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on Preferred Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

3.   [Reserved]

4.   DESIGNATION OF SPECIAL RATE PERIODS.

         (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) with such documents as either may request.

         (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a ______ that is a Business Day in the case of a series of Preferred Shares designated as "Series __ Preferred Shares" in Section 1 of APPENDIX A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first ____ that is followed by a _____ that is a Business Day preceding what would otherwise be such last day, in the case of Series __ Preferred Shares.

         (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this
Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., Eastern time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

         (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

         (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction (other than because all Outstanding shares of such series are subject to Submitted Hold Orders), (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period; such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein); or

         (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

         (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate

Period to the Auction Agent by 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph
(d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

5.   VOTING RIGHTS.

         (a) ONE VOTE PER SHARE OF PREFERRED SHARES. Except as otherwise provided in the Articles or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each Preferred Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and
(ii) the holders of outstanding shares of Preferred Stock, including each Preferred Share, and of shares of Common Stock shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Fund held for the election of directors, the holders of outstanding shares of Preferred Stock, including Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two directors of the Fund, each share of Preferred Stock, including each Preferred Share, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding shares of Common Stock and Preferred Stock, including Preferred Shares, voting together as a single class, shall elect the balance of the directors.

         (b) VOTING FOR ADDITIONAL DIRECTORS. (i) VOTING PERIOD. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, including Preferred Shares, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of Preferred Stock, including Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect. A Voting Period shall commence:

         (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding share of Preferred Stock, including Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

         (B) if at any time holders of shares of Preferred Stock are entitled under the 1940 Act to elect a majority of the directors of the Fund.

Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

         (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of directors prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

         (iii) TERMS OF OFFICE OF EXISTING DIRECTORS. The terms of office of all persons who are directors of the Fund at the time of a special meeting of Holders and holders of other Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent directors elected by the holders of the Common Stock and Preferred Stock, shall constitute the duly elected directors of the Fund.

         (iv) TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders and holders of other Preferred Stock pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining directors shall constitute the directors of the Fund and the voting rights of the Holders and such other holders to elect additional directors pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

         (c) HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS. (I) INCREASES IN CAPITALIZATION. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of stock ranking prior to or on a parity wit h Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of Preferred Shares or classes or series of Preferred Stock ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody's or S&P is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Stock of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 10 of APPENDIX A hereto) or (b) amend, alter or repeal the provisions of the Articles, including this Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that
(i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a Preferred Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and
(iii) the authorization, creation and issuance of classes or series of stock ranking junior to Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. To the extent that Preferred Shares constitute a series of stock under Minnesota law and to the extent the Holders of such shares are empowered under the Minnesota Business Corporation Act to vote as a class on the actions set forth above in this subparagraph (c)(i), the Fund shall not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares of such series outstanding at the time, in person or by proxy, either in writing or at a meeting (voting as a separate class). (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Articles, (A) the affirmative vote of the Holders of at least a majority of the shares of Preferred Stock, including Preferred Shares, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding shares of Preferred Stock," including Preferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a "majority of the outstanding shares of Preferred Stock," including Preferred Shares, voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purpose of the foregoing, "majority of the outstanding shares of Preferred Stock" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) of the results of such vote.

         (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Directors, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof; provided, however, that the Board of Directors receives confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the Preferred Shares and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to S&P Eligible Assets and (y) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) and S&P (such confirmation being required to be obtained only in the event S&P is rating the Preferred Shares and in no event being required to be obtained in the case of the definitions of (x) Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to Moody's Eligible Assets, and (y) Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period and Moody's Volatility Factor) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to Preferred Shares:


      Deposit Securities                                        Moody's Exposure Period
      Discounted Value                                          Moody's Volatility Factor
      Escrowed Bonds                                            1940 Act Cure Date
      Issue Type Category                                       1940 Act Preferred Shares Asset Coverage
      Market Value Other Issues                                 Quarterly Valuation Date Receivables for
                                                                Tax-Exempt
      Preferred Shares Basic Maintenance Amount                 Municipal Obligations Sold
      Preferred Shares Basic Maintenance Cure Date              S&P Discount Factor
      Preferred Shares Basic Maintenance Report                 S&P Eligible Asset
      Moody's Discount Factor                                   S&P Exposure Period
      Moody's Eligible Asset                                    S&P Volatility Factor
                                                                Valuation Date
                                                                Volatility Factor

         (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

         (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

         (g) VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this Section 5.

         (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Articles, by statute or otherwise, no

Holder shall be entitled to vote any Preferred Share and no Preferred Share of shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Share held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

         6.  1940 ACT PREFERRED SHARE ASSET COVERAGE.

         The Fund shall maintain, as of the last Business Day of each month in which any Preferred Share is outstanding, the 1940 Act Preferred Shares Asset Coverage.

         7.  PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

         (a) So long as Preferred Shares are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the Preferred Shares) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares).

         (b) On or before 5:00 P.M., Eastern time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either S&P or Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Fund shall also deliver a Preferred Shares Basic Maintenance Report to (i) the Auction Agent (if either Moody's or S&P is then rating the Preferred Shares) as of the last Business Day of each month and (ii) Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) as of any Quarterly Valuation Date, in each case on or before the seventh Business Day after such day. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

         (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date that is also an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the

Preferred Shares) and the Auction Agent (if either S&P or Moody's is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Statement whether the Fund had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

         (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either S&P or Moody's is then rating the Preferred Shares) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

         (e) If any Accountant's Confirmation delivered pursuant to paragraph
(c) or (d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the Preferred Shares) or Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), as the case may be, of the Fund was determined by the Independent Accountant, then in the absence of manifest error the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either S&P or Moody's is then rating the Preferred Shares) promptly following receipt by the Fund of such Accountant's Confirmation.

         (f) On or before 5:00 p.m., Eastern time, on the first Business Day after the Date of Original Issue of any Preferred Shares) the Fund shall complete and deliver to S&P (if S&P is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

         (g) On or before 5:00 p.m., Eastern time, on the seventh Business Day after either (i) the Fund shall have redeemed Common Stock or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic Maintenance Amount on any valuation date is less than or equal to 105%, the Fund shall complete and deliver to S&P (if S&P is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of either such event.

         8.  [Reserved]

         9.  RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

         (a) DIVIDENDS ON PREFERRED STOCK OTHER THAN PREFERRED SHARES. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of stock ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of stock ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such class or series of stock ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per Preferred Share shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

         (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON STOCK UNDER THE 1940 ACT. The Board of Directors shall not declare any dividend (except a dividend payable in shares of Common Stock), or declare any other distribution, upon shares of Common Stock, or purchase shares of Common Stock, unless in every such case the shares of Preferred Stock have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

         (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any Preferred Share of is outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I,
(A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Stock or any other stock of the Fund ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

         10.  RATING AGENCY RESTRICTIONS.

         For so long as any Preferred Shares are outstanding and Moody's or S&P, or both, are rating such shares, the Fund will not, unless it has received confirmation from Moody's or S&P, or both, as appropriate, that any such action would not impair the ratings then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

         (a)  [buy or sell futures or write put or call options;]

         (b) borrow money, except that the Fund may, without obtaining the confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5% of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

         (c) except as provided in Section 5 of this Part I, issue additional shares of any series of Preferred Shares or any class or series of stock ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any Preferred Shares previously purchased or redeemed by the Fund;

         (d)  engage in any short sales of securities;

         (e)  lend securities;

         (f)  merge or consolidate into or with any other corporation;

         (g) change the pricing service (which has been designated by management or the Board of Directors); or

         (h)  enter into reverse repurchase agreements.

         11.  REDEMPTION.

         (a) OPTIONAL REDEMPTION. (i) Subject to the provisions of subparagraph
(v) of this paragraph (a), Preferred Shares of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than 250 shares of such series remain outstanding; (2) unless otherwise provided in Section 11 of APPENDIX A hereto, shares of a series of Preferred Shares are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

         (ii) A Notice of Special Rate Period relating to shares of a series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

         (iii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders or by such other method that the Board of Directors deems fair and equitable.

         (iv) Subject to the provisions of subparagraph (v) of this paragraph
(a), shares of any series of Preferred Shares may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

         (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and the Discounted Vale of S&P Eligible Assets (if S&P is then rating the Preferred Shares) each at least equal the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Fund shall not be required to have available Deposit Securities as described in clause (a) of this subparagraph (v) in respect of a redemption of any Preferred Shares, as a whole or in part, contemplated to be effected pursuant to paragraph 11(a) where such redemption is subject to the issuance of shares of any other series of preferred stock of the Fund. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein.

         (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain of the Preferred Shares, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the 1940 Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all shares of other Preferred Stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and shares of other Preferred Stock the redemption or retirement of which would have had such result, all Preferred Shares and Preferred Stock then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all shares of other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other Preferred Stock (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Preferred Shares and shares of other Preferred Stock which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those Preferred Shares and shares of other Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders or by such other method that the Board of Directors deems fair and equitable.

         (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the stock books of the Fund on the record date established by the Board of Directors. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for the shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

         (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

         (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

         (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Preferred Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

         (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and Minnesota law, but shall effect no redemption except in accordance with the 1940 Act and Minnesota law.

         (i) ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Articles would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

         (j) MODIFICATION OF REDEMPTION PROCEDURES. Notwithstanding any of the foregoing provisions of this Section 11, the Fund may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any holder of the relevant series of Preferred Shares, and (ii) the Fund receives notice from Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and S&P to the Preferred Shares.


         12.  LIQUIDATION RIGHTS.

         (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with shares of any other series of Preferred Stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

         (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock of the Fund ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 3 of this Part I in connection with the liquidation of the Fund. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

         (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

         (d) RIGHTS OF JUNIOR STOCK. Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of stock ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

         (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

         13.  MISCELLANEOUS.

         (a) AMENDMENT OF APPENDIX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend APPENDIX A hereto to (1) reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of this Statement without shareholder approval and (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this Statement.

         (b) APPENDIX A INCORPORATED BY REFERENCE. APPENDIX A hereto is incorporated in and made a part of this Statement by reference thereto.

         (c) NO FRACTIONAL SHARES. No fractional Preferred Shares shall be issued.

         (d) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Preferred Shares that are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued shares of Preferred Stock without designation as to series. Upon the redemption, exchange or other acquisition by the Fund of all outstanding shares of a series of Preferred Shares, the Board of Directors may decide that all provisions of the Articles relating to such series (including, without limitation, all provisions of this Statement relating to such series) will cease to be of further effect and will cease to be part of the Articles. Upon the occurrence of any such event, the Board of Directors shall have the power, pursuant to Minnesota Statutes Section 302A.135, Subdivision 5 or any successor provision and without shareholder action, to cause restated articles of incorporation of the Fund or other appropriate documents to be prepared and filed with the Secretary of State of the State of Minnesota which reflect such removal from the Articles of all such provisions relating to such series or, if appropriate, the cancellation of this Statement, or both.

         (e) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of Preferred Shares prior to the issuance of shares of such series.

         (f) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

         (g) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                     PART II



1. ORDERS. (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

         (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to: (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such series; (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

         (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner. For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

         (b)(i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell: (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein; (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.
(ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

         (A) the number of Outstanding shares of such series specified in such Sell Order; or

         (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph
(c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

         (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

         (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

         (c) No Order for any number of Preferred Shares other than whole shares shall be valid.



         2.  SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

         (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker- Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

         (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

         (ii) the aggregate number of shares of such series that are the subject of such Order;

         (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

         (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

         (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

         (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

         (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

         (c) If an Order or Orders covering all of the Outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

         (d) If one or more Orders of an Existing Holder are submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

         (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

         (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

         (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

         (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

         (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

         (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

         (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

         (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

         (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

         (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

         (ii) from the Submitted Orders for shares of such series whether:

         (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series; exceeds or is equal to the sum of:

         (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

         (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

         (A)(I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

         (B)(I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

         (i) if Sufficient Clearing Bids for shares of such series exist, the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

         (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

         (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be the "All Hold Order Rate," as set forth in Section 12 of APPENDIX A hereto.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

         (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and
(e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other submitted Bids with respect to shares of such series shall be rejected:

         (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

         (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

         (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

         (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph
(a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

         (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

         (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected: (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids; (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and
(iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell orders.

         (c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

         (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

         (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

         (f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

         (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5.  [Reserved]

6.  AUCTION AGENT.

         For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. Eastern time on the Business Day preceding an Auction for shares of a series of Preferred Shares and 9:30 a.m. Eastern time on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker- Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

7.  TRANSFER OF PREFERRED SHARES.

         Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

8. GLOBAL CERTIFICATE.

         Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the certificates of Preferred Shares in such a manner as to comply with the requirements of Minnesota Statute Section 302A.429, Subd. 2, and Section 8-204 of the Uniform Commercial Code as in effect in the State of Minnesota, or any successor provisions.

[9.      FORCE MAJEURE.

         (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

         (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date cannot be paid for any such reason, then:

         (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

         (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

         (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.]



         IN WITNESS WHEREOF, FIRST AMERICAN MINNESOTA MUNICIPAL FUND II INC., has caused these presents to be signed in its name and on its behalf by its ______ on ______.



                                           FIRST AMERICAN MINNESOTA
                                           MUNICIPAL FUND II INC.



                                           By: ____________________

                                           Title: _________________

                 FIRST AMERICAN MINNESOTA MUNICIPAL FUND II INC.

                                   APPENDIX A



SECTION 1. DESIGNATION AS TO SERIES.



         SERIES ___: A series of ____ shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Stock, Series ___." _____ shares of Series __ Preferred Shares shall be issued on ________; have an Applicable Rate for its Initial Rate Period equal to ____% per annum; have an initial Dividend Payment Date of __________; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and
Part II of this Statement. The Series ___ Preferred Shares shall constitute a separate series of Preferred Stock of the Fund, and each share of Series __ Preferred Shares shall be identical except as provided in Section 11 of Part I of this Statement.



SECTION 2.  NUMBER OF AUTHORIZED SHARES PER SERIES.

         The number of authorized shares constituting Series __ Preferred Shares is ______.



SECTION 3.  EXCEPTIONS TO CERTAIN DEFINITIONS.

         Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:



         Not applicable.



SECTION 4.  CERTAIN DEFINITIONS.

         For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         "ESCROWED BONDS" shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating of AAA by S&P,
(iii) are not rated by S&P but have been determined to be legally defeased by Moody's or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of S&P's AAA rating.

         "INVERSE FLOATER" shall mean trust certificates or other instruments evidencing interests in one or more Municipal Obligations that qualify as S&P Eligible Assets, the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating instruments have only one reset remaining until maturity.

         "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:


                                 RATING CATEGORY

-------------------------------------------------------------------------------------------------------------------------
EXPOSURE
PERIOD
                  Aaa*      Aa*      A*       Baa*     OTHER**        (V)MIG-1***      SP-1+****      UNRATED*****
-------------------------------------------------------------------------------------------------------------------------

7 weeks.......      151%     159%     166%     173%        187%            136%            148%              225%

8 weeks or less
but greater
than 7
weeks.......        154       161      168      176         190             137             149              231

9 weeks or less
but greater
than 8
weeks.......        158       163      170      177         192             138             150              240


---------------------

*    Moody's rating.

** Municipal Obligations not rated by Moody's but rated BBB by S&P.

*** Municipal Obligations rated MIG-1 or VMIG-1 which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long- term rating.

**** Municipal Obligations not rated by Moody's but rated SP-l+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

***** Municipal Obligations rated less than Baa3 by Moody's or less than BBB by S&P or not rated by Moody's or S&P. Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-l or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

         "MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Moody's rating suspended by Moody's, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BBB or lower by S&P, Ba or B by Moody's or not rated by S&P and Moody's ("Other Securities") may comprise no more than 4% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Other Securities issued by issuers located within a single county may comprise no more than 12% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset. Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the Fund's advisor, custodian or the Auction Agent and
(d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

         "RATE MULTIPLE," for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean the percentage, determined as set forth in the columns below depending on whether the Fund has noitified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to such shares prior to the Auction establishing the Applicable Rate for such share as provided in these Articles Supplementary, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

         PREVAILING RATING                    PERCENTAGE             PERCENTAGE
                                           NO NOTIFICATION          NOTIFICATION
         -----------------------------------------------------------------------
         "aa3"/AA- or higher                     110%                   150%

         "a3"/A-                                 125%                   160%

         "baa3"/BBB-                             150%                   250%

         "ba3"/BB-                               200%                   275%

         Below "ba3"/BB-                         250%                   300%


         For purposes of this definition, the "prevailing rating" of shares of a series of Preferred Shares shall be (i) "aa3"/AA- or higher if such shares have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if such shares have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if such shares have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if such shares have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB-, or "ba3"/BB-, then Below "ba3"/BB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for Preferred Shares. If neither S&P nor Moody's shall make such a rating available, the party set forth in Section 7 of APPENDIX A or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of the series of Preferred Shares set forth opposite such party's name in
Section 7 of APPENDIX A and the Fund shall take all reasonable action to enable such rating agency to provide a rating for such shares.

         "S&P DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                 RATING CATEGORY

EXPOSURE PERIOD                            AAA*            AA*            A*               BBB*            High Yield

45 Business Days                           190%            195%           210%             250%            240%

25 Business Days                           170             175            190              230             240%

10 Business Days                           155             160            175              215             240%

                                      A-53

7 Business Days                            150             155            170              210             240%

3 Business Days                            130             135            150              190             240%

         *S&P rating.

         Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-l+ or SP-l+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 120% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% in such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such non-S&P-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BBB, BB or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold;(iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Fund may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the Preferred Shares. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

         "S&P ELIGIBLE ASSET" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of Preferred Shares Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated equivalent or higher to an A by another nationally recognized statistical rating organization, on a case by case basis; (iv) is not subject to a covered call or put option written by the Fund; (v) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; and (vi) except for Inverse Floaters, is part of an issue of Municipal Obligations with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

         (1) Municipal Obligations (excluding Escrowed Bonds and High Yield Securities) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets. High Yield Securities of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;

         (2) Municipal Obligations not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; and

         (3) Long-Term Municipal Obligations (excluding Escrowed Bonds) issued by issuers in any one county shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets.

SECTION 5.  INITIAL RATE PERIODS.

         The Initial Rate Period for shares of Series __ Preferred Shares shall be the period from and including the Date of Original Issue thereof to but excluding _________.



SECTION 6. DATE FOR PURPOSES OF PARAGRAPH (YYY) CONTAINED UNDER THE HEADING "DEFINITIONS" IN THIS STATEMENT.

         _________ for Series __.

SECTION 7. PARTY NAMED FOR PURPOSES OF THE DEFINITION OF "RATE MULTIPLE" IN THIS STATEMENT.

Party:  Series of Preferred Shares:

__________                     Series __



SECTION 8.  ADDITIONAL DEFINITIONS.

         Not applicable.



SECTION 9.  DIVIDEND PAYMENT DATES.

         Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of: Series __ Preferred Shares on __________, and on each _______ thereafter;



SECTION 10. AMOUNT FOR PURPOSES OF SUBPARAGRAPH (C)(I) OF SECTION 5 OF PART I OF THIS STATEMENT.

         $---------.



SECTION 11.  REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS.

         Not applicable.



SECTION 12. APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH(B)(III) OF SECTION 3 OF
PART II OF THIS STATEMENT.

         For purpose of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

                                   APPENDIX B

                                     RATINGS

A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Fund is not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

STANDARD & POOR'S RATINGS SERVICE

MUNICIPAL BONDS

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

MUNICIPAL NOTES

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The Fund will not purchase commercial paper rated A-3 or lower.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MUNICIPAL NOTES

Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

MIG 1/VMIG 1: This designation denotes the superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The Fund will not purchase Prime-3 commercial paper.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH, INC.

LONG-TERM CREDIT RATINGS

Investment Grade

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.



DDD, DD, D: - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

SHORT-TERM CREDIT RATINGS

F1: - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: - Default. Denotes actual or imminent payment default.

Notes to long-term and short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX C

                        GENERAL CHARACTERISTICS AND RISKS
                              OF HEDGING TECHNIQUES

    The Fund will engage in Hedging Techniques to the extent described in the prospectus and Statement of Additional Information. The Fund will engage in such activities in the Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Fund occur. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Hedging Techniques may give rise to taxable income.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

    The Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The purchase of a put option on a debt security could protect the Fund's holdings in a security or a number of securities against a substantial decline in market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period. The purchase of a call option on a security could protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

    The Fund's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

    Characteristics. The Fund may purchase or sell financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. A futures contract creates an obligation of the seller to deliver, and an obligation of the purchaser to take delivery of, the specific type of financial instrument called for in the contract at a specified future time for a specified price. Certain futures contracts are based on indices of prices or rates and such futures contracts are settled in cash rather than by delivery of any securities or other property. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

    Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

    Limitations on Use of Futures and Options on Futures. The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Fund currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and other portfolio strategies. The Fund may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Fund reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

SEGREGATION AND COVER REQUIREMENTS.

     Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements, and listed or OTC options on securities, indices and futures contracts sold by the Fund are generally subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so or can otherwise restrict portfolio management.

     Hedging Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Fund's position or that the gains on the hedge may be less than losses in the value of the Fund's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to successfully utilize Hedging Techniques will depend on the Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Fund has purchased or sold and on options sold create an ongoing greater potential financial risk than do options purchase transactions where the exposure is limited to the cost of the initial premium. Losses due to the use of Hedging Techniques will reduce net asset value.

                                     PART C
                                OTHER INFORMATION

ITEM 24.       FINANCIAL STATEMENTS AND EXHIBITS

(1)   Financial Statements

      Part A - none

      Part B -       (1) Report of Independent Auditors (to be filed)
                     (2) Statement of Assets and Liabilities (to be filed)

(2)   Exhibits

      (a)(1)   Articles of Incorporation (1)

      (a)(2) Form of Statement Establishing and Fixing the Rights and Preferences of Form of Preferred Stock (filed herewith as Appendix A to the Statement of Additional Information)

      (b)      Bylaws (1)

      (c)      Not applicable

      (d)      Form of Common Stock certificate (2)

      (e) Dividend Reinvestment Plan with respect to the Registrant's common stock (3)

      (f)      Not applicable

      (g)      Form of Investment Advisory and Management Agreement (1)

      (h)(1) Form of Purchase Agreement with respect to the Registrant's common stock (1)

      (h)(2)   Form  of  Selected   Dealer   Agreement   with   respect  to  the
               Registrant's common stock (1)

      (h)(3) Form of Purchase Agreement with respect to the Registrant's preferred stock (to be filed)

      (i)      Deferred Compensation Plan for Directors (1)

      (j)      Form of Custodian Agreement (2)

      (k)(1)   Form of Administration Agreement (1)

      (k)(2)   Form of Transfer Agency Agreement (2)

      (l)      Opinion and consent (to be filed)

      (m)      Not applicable

      (n)      Consent of independent auditors (to be filed)

      (o)      Not applicable

      (p) Investment Representation Letter of initial purchaser of common shares (2)

      (q)      Not applicable

      (r)(1)   First American Funds Code of Ethics (1)

      (r)(2)   U.S. Bancorp Asset Management, Inc. Code of Ethics (1)

      _________________________________________

      (1) Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on October 3, 2002, file nos. 333-98937 and 811-21193.
      (2) Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on October 25, 2002, file nos. 333-98937 and 811-21193.
      (3) There is no separately existing Dividend Reinvestment Plan document. For a description of the Dividend Reinvestment Plan, see "Dividend Reinvestment Plan" beginning on page 27 of Part A of Pre-Effective Amendment No. 2 to the Registration Statement filed October 25, 2002, file nos. 333-98937 and 811-21193.


ITEM 25.       MARKETING ARRANGEMENTS

      Reference is hereby made to the form of Purchase Agreement filed as Exhibit (h)(3) to this Registration Statement.

ITEM 26.       OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

      The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

            Registration fees...............................        $
            Rating Agency fees..............................
            Printing (other than stock certificates)........
            Engraving and printing stock certificates.......
            Accounting fees and expenses....................
            Legal fees and expenses.........................
            NASD fee........................................

               Miscellaneous...................................   _______
                     Total.....................................$

ITEM 27.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

      None.

ITEM 28.       NUMBER OF HOLDERS OF SECURITIES

      The following table sets forth the number of record holders of each class of the Registrant's securities as of December 31, 2002:

                                                             Number of
               Title of Class                                Record Holders
               --------------                                --------------

               Common Stock....................................    2
               Preferred Stock.................................   none

ITEM 29.       INDEMNIFICATION

      The Articles of Incorporation and Bylaws of Registrant provide that Registrant shall indemnify such persons for such expenses and liabilities, in such manner and under such circumstances, to the full extent permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of
Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

      Insofar as the indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of care (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty (the duty to act in good faith and in a manner reasonably believed to be in the best interests of the corporation) to the corporation or its shareholders; (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law;
(c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for the violation of certain provisions of Minnesota securities laws; or (d) for any transaction from which the director derived any improper personal benefit. The Articles of Incorporation of Registrant limit the liability of Registrant's directors to the fullest extent permitted by Minnesota law and the Investment Company Act of 1940.

      The Registrant will maintain a standard policy of directors and officers liability insurance.

ITEM 30.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Information on the business of the Registrant's investment advisor, U.S. Bancorp Asset Management, Inc. ("USBAM" or the "Advisor"), is described in the prospectus and Statement of Additional Information filed as part of this Registration Statement. The directors and officers of the Advisor are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

      THOMAS S. SCHREIER, JR.: Chief Executive Officer and chair of the Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); President, First American Investment Funds, Inc. ("FAIF"), First American Funds, Inc. ("FAF"), First American Strategy Funds, Inc. ("FASF"), First American Insurance Portfolios, Inc. ("FAIP"), and nine closed-end funds advised by USBAM, American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II, American Strategic Income Portfolio Inc. - III, American Select Portfolio Inc., American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Municipal Term Trust Inc. - III, Minnesota Municipal Term Trust Inc. - II, and American Income Fund, collectively referred to as the First American Closed-End Funds ("FACEF"), Minneapolis, MN (February 2001 to present); CEO, First American Asset Management ("FAAM"), Minneapolis, MN (January 2001 to May 2001); CEO and President, Firstar Investment & Research Management Company ("FIRMCO"), Minneapolis, MN (March 2001 to May 2001); Senior Managing Director, Equity Research, U.S. Bancorp Piper Jaffray Inc., Minneapolis, MN (October 1998 to December 2000).

      MARK S. JORDAHL: Chief Investment Officer and member of the Board of Directors, USBAM, Minneapolis, MN (July 2001 to present); Vice President, FAIF, FAF, FASF, FAIP and FACEF, Minneapolis, MN (September 2001 to present); President and Chief Investment Officer, ING Investment Management - Americas (September 2000 to June 2001); Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp. (January 1998 to September 2000).

      KENNETH L. DELECKI: Chief Financial Officer and member of the Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); CFO and Treasurer, FAAM, Minneapolis, MN (March 2001 to May 2001); Director, Business Performance, U.S. Bancorp Piper Jaffray Inc., Minneapolis, MN (September 2000 to March 2001); Independent Consultant, Edina, MN (May 1999 to September 2000).

      JOHN J. GIBAS: Senior Managing Director, Institutional Advisory Group, and member of the Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); Managing Director, Institutional Advisory Group, FAAM, Minneapolis, MN (September 1998 to May 2001).

      KIMBERLY F. KAUL: Communications Director, USBAM, Minneapolis, MN (May 2001 to present); Communications Director, FAAM, Minneapolis, MN (September 1998 to May 2001).

      ROBERT H. NELSON: Chief Operating Officer and member of the Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); Senior Vice President, FAAM, Minneapolis, MN (September 1998 to May 2001); Treasurer, FAF, FAIF, FASF, FAIP, and FACEF, Minneapolis, MN (March 2000 to present).

      WENDY SCHOPPERT: Executive Vice President, Product, Marketing and Corporate Development, and member of the Board of Directors, USBAM, Minneapolis, MN (November 2002 to present); Vice President, The Leisure Company at America West Holdings Corporation, Phoenix, AZ (1998-2000); Vice President America West Vacations, Phoenix, AZ (1997-1998).

      TONY RODRIGUEZ: Senior Managing Director, Head of Fixed Income, USBAM, Minneapolis, MN (August 2002 to present); Director and Head of Corporate Bonds, Credit Suisse Asset Management, New York, NY (1999 to August 2002).

      JON M. STEVENS: Senior Managing Director, Private Asset Management, USBAM, Minneapolis, MN (January 2002 to present); Senior Managing Director, Private Asset Management, U.S. Bank, Minneapolis, MN (July 2001 to January 2002); Managing Director, U.S. Bank, Private Asset Management, Minneapolis, MN (September 1998 to July 2001).

ITEM 31.       LOCATION OF ACCOUNTS AND RECORDS.

      The registrant's accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota, 55402 and at the offices of U.S. Bank National Association, the Registrant's custodian, 336 North Robert Street, St. Paul, Minnesota 55101, and EquiServe Trust Company, N.A., the Registrant's transfer agent, 150 Royall Street, Canton, Massachusetts 02021.

ITEM 32.       MANAGEMENT SERVICES

      Not applicable.

ITEM 33.       UNDERTAKINGS

      (1)  Not applicable.

      (2)  Not applicable.

      (3)  Not applicable.

      (4)  Not applicable.

      (5) The Registrant hereby undertakes that (a) for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and (b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      (6) The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 13th day of January, 2003.

                                          FIRST AMERICAN MINNESOTA
                                          MUNICIPAL INCOME FUND II, INC.

                                          /s/ Thomas S. Schreier
                                          ______________________________________
                                          Thomas S. Schreier, Jr., President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name                                Title                       Date
----                                -----                       ----

/s/ Thomas S. Schreier, Jr.         President (principal
----------------------------------  executive officer)          January 13, 2003
Thomas S. Schreier, Jr.

/s/ Robert H. Nelson                Treasurer (principal
----------------------------------  financial and accounting    January 13, 2003
Robert H. Nelson                    officer)


      *                             Director                    January 13, 2003
----------------------------------
John M. Murphy, Jr.

      *                             Director                    January 13, 2003
----------------------------------
Roger A. Gibson


      *                             Director                    January 13, 2003
----------------------------------
Leonard W. Kedrowski

      *                             Director                    January 13, 2003
----------------------------------
Richard K. Riederer

      *                             Director                    January 13, 2003
----------------------------------
Joseph D. Strauss

      *                             Director                    January 13, 2003
----------------------------------
Virginia L. Stringer

      *                             Director                    January 13, 2003
----------------------------------
James M. Wade

*By:  /s/ Robert H. Nelson
      ----------------------------------
      Robert H. Nelson, Attorney-in-Fact

              FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.


                                 POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned persons hereby constitute and appoint Robert H. Nelson, Jeffery M. Wilson, Kathleen L. Prudhomme and Christopher O. Petersen and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign Registration Statements on Form N-2 of First American Minnesota Municipal Income Fund II, Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, with full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

Signature                          Title                            Date
---------                          -----                            ----


/s/ John M. Murphy, Jr.            Director                   October 1, 2002
-------------------------
John M. Murphy, Jr.


/s/ Roger A. Gibson                Director                   September 25, 2002
-------------------------
Roger A. Gibson


/s/ Andrew M. Hunter III           Director                   September 26, 2002
-------------------------
Andrew M. Hunter III


/s/ Leonard W. Kedrowski           Director                   September 25, 2002
-------------------------
Leonard W. Kedrowski


/s/ Richard K. Riederer            Director                   October 1, 2002
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Richard K. Riederer


_________________________          Director                   ____________, 2002
Joseph D. Strauss


/s/ Virginia L. Stringer           Chair                      September 25, 2002
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Virginia L. Stringer


/s/ James M. Wade                  Director                   October 1, 2002
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James M. Wade